united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23780

CrowdStreet REIT I, Inc.

(Exact name of registrant as specified in charter)

98 San Jacinto Blvd, Suite 400, Austin TX 78701

(Address of principal executive offices)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copy to:

Eric S. Purple, Esq.

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700

Washington, DC 20006-1871

(215) 564-8783

Registrant's telephone number, including area code:         (888) 482-7693

Date of fiscal year end:     12/31

Date of reporting period:      12/31/2023

Item 1. Reports to Stockholders.

(a)

CROWDSTREET REIT I, INC.

Annual Report

December 31, 2023

CrowdStreet Advisors, LLC

98 San Jacinto Blvd, 4th Floor

Austin, TX 78701

(971) 803-3110

funds@crowdstreet.com

CROWDSTREET REIT I, INC. MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Dear Shareholders,

We created CrowdStreet REIT I, Inc. (“C-REIT” or “Fund”) in April 2022 to provide investors easier access to private commercial real estate projects and help build better investment portfolios. We’ve continued executing on our mission to acquire value-add and opportunistic real estate investment strategies managed by multiple sponsors and supported by our thematic investing approach. As of the end of the year, the Fund has acquired 12 investments, or 76.5% of the total capital raised from shareholders.

In 2023, we saw four additional interest rate hikes, impacting short-term rates, and a nearly 5% level in 10-year Treasuries at its peak in October, which has since decreased1. Although current short-term and long-term interest rates are not high in the historical context, the rate of change and uncertainty of rates contributed to a slowdown of real estate transaction volume due to a wide bid-ask price spread between buyers and sellers. Banks, coming off years of record lending, lacked the capacity for new loan origination, and generally implemented tighter lending standards and capacity, reducing the amount of liquidity available to the CRE market2 that has driven the dislocation in real estate capital markets.

The majority of our portfolio continues to be invested in multifamily assets. In 2023, we shifted from investing in multifamily development projects to existing operating assets where we could acquire an interest in a project at an attractive basis and generate current yield. We believe that housing shortages and home affordability challenges for buyers across the US will continue to support demand for multifamily assets. A large portion of the multifamily portfolio resides in the Sunbelt. Despite slowing rent growth due to increased supply, the Sunbelt continues to attract investment capital from positive migration trends in households and labor and a relatively favorable regulatory environment for corporate relocations3. According to the Urban Land Institute, of the top 20 markets for “overall prospects,” 15 are within the Sunbelt, indicative of continued healthy demographic and demand fundamentals in those markets3.

The balance of the portfolio comprises industrial and flex research and development assets positioned within key distribution and research corridors in the country. After two years of unprecedented rent growth, an expansion in industrial development pipelines has certainly led to record levels of new supply in the market4. Demand flattened in 2023, and rents are expected to grow modestly in 20244. However, new construction starts have declined by approximately 50%4, reducing new supply in late 2024 and 2025.

[1]	Mortgage Bankers Association
[2]	Federal Reserve, Release H.15
[3]	Urban Land Institute, 2024 Emerging Trends in Real Estate
[4]	GreenStreet - 2024 U.S. Industrial Outlook

CROWDSTREET REIT I, INC. MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

We continue to believe in the long-term trends supporting industrial demand, including growth of e-commerce, supply chain nearshoring, and increased entry barriers from local municipalities.

The capital market dislocation has led to an expansion of cap rates across sectors and geography, generally driving down values. While fundamentals for multifamily and industrial remain healthy, new supply has tempered rent growth. As a result, several of the Fund’s assets were marked down. Our net asset value per share is currently $801.50, a decline of 6.5% from the previous quarter, attributed to fund expenses offset by interest income and fair market value adjustments. There have been no realizations to date and we will continue to monitor market dynamics and value our assets every quarter according to the Fund’s valuation policy.

As we look ahead to the rest of 2024, we are encouraged by the progress across the portfolio, with 25% of the portfolio issuing consistent distributions to the Fund. We expect this share to increase later in 2024 as a few of the development projects in the portfolio are completed and value-added projects begin to stabilize. We will continue to source repriced real estate assets aligned with our investment objectives. We are confident that we will be able to invest the remaining Fund capital in projects aligned with our investment objectives by the end of the year.

Thank you for entrusting us with your capital. We are grateful for the opportunity.

Thomas McDonald	Sheldon Chang
Vice President, Investment Products & Performance	President, CrowdStreet Advisors, LLC

In addition to more general risks such as high vacancy rates, oversupply of product in the market, and credit quality of tenants, some of the factors that can impact the success or failure of multifamily investments include competition from single-family homes, fluctuations in the average occupancy rate, and increases in mortgage rates that can make debt financing more expensive.

In addition to more general risks such as high vacancy rates, oversupply of product in the market, and credit quality of tenants, some of the factors that can impact the success or failure of industrial and flex/other investments include declines in manufacturing, distribution or research activity due to lower demand, reduced research investment and/or trade agreements that outsource manufacturing efforts.

CROWDSTREET REIT I, INC. MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

INVESTMENT PROFILE EXPOSURE as of December 31, 2023	GEOGRAPHIC EXPOSURE as of December 31, 2023	SECTOR EXPOSURE as of December 31, 2023

Investment Profile, Geographic, and Sector exposure diversification are unaudited. Percentages presented are based on valuations as of December 31, 2023.

State	Valuation
AZ	$1,461,000
CA	4,100,000
FL	2,937,000
GA	—
IL	4,000,000
MA	3,501,000
NY	2,514,000
TN	5,400,000
TX	3,694,000

Sector	Valuation
Multifamily	$17,606,000
Industrial	7,501,000
Specialty Retail	2,500,000
Office	—

Investment Profile	Valuation
Core	—
Core-plus	$4,265,000
Value-Add	5,592,000
Opportunistic	2,500,000
Development	15,250,000

CROWDSTREET REIT I, INC. MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

INVESTMENT VALUATIONS as of December 31, 2023

Sponsor	Offering	Valuation	Investment Profile	Property Type	City	Geography
Property Markets Group	Society Nashville	$5,400,000	Development	Multifamily	Nashville, TN	South
Element Property Company	Kernan Oaks	437,000	Value-Add	Multifamily	Jacksonville, FL	South
Nightingale Properties	Atlanta Financial Center	—	Value-Add	Office	Atlanta, GA	South
The Prime Group Inc	Huntley Commercial Center - IND	4,000,000	Development	Industrial	Chicago, IL	Midwest
Foulger-Pratt	North Park Apartments	4,100,000	Development	Multifamily	San Diego, CA	West
Knightvest Capital	Locale Apartments	1,322,000	Value-Add	Multifamily	Dallas, TX	South
Brixton	The Atlee	2,372,000	Value-Add	Multifamily	San Antonio, TX	South
Knightvest Capital	Aventura	1,461,000	Value-Add	Multifamily	Avondale, AZ	West
Dalan Management	The Centra	2,514,000	Core-Plus	Multifamily	New York, NY	Northeast
Rhino Capital	Andover R&D Portfolio	1,751,000	Core-Plus	Industrial	Andover, MA	Northeast
O’Connor Capital Partners	Tesla Build-to-Suit Orlando	2,500,000	Opportunistic	Specialty Retail	Kissimmee, FL	South
Rhino Capital	Myles Standish Industrial Development	1,750,000	Development	Industrial	Taunton, MA	Northeast

CROWDSTREET REIT I, INC.
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $25,000 Investment in
CrowdStreet REIT, Inc. versus the NCREIF Property Index (NPI)

Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	Since Inception (4/22/22)
CrowdStreet REIT I, Inc.	(19.10%)	(12.25%)
NCREIF Property Index (NPI)	(7.94%)	(4.66%)

The NCREIF Property Index (NPI) is a quarterly, unleveraged composite total return for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment. Investors cannot invest directly in an index or benchmark.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Please read the Fund’s Prospectus carefully before investing.

CROWDSTREET REIT I, INC. SCHEDULE OF INVESTMENTS December 31, 2023
PRIVATE REAL ESTATE INVESTMENTS — 74.03%	Shares	Value
Multi-Family Residential — 47.21%
Brixton Atlee TIC, LP (b)(c)(d)	—	$2,372,000
CS Dalan Investors, LLC (a)(b)(c)(d)	—	2,514,000
Kernan Partners, LLC (a)(b)(c)(d)	—	437,000
KV Aventura Holdings, LLC (b)(c)(d)	—	1,461,000
Locale Investor, LLC (a)(b)(c)(d)	—	1,322,000
915 Division CrowdStreet Investors, LLC (a)(b)(c)(d)(e)	—	5,400,000
North Park Titleholder, LLC (a)(b)(c)(d)	—	4,100,000
		17,606,000
Industrial — 20.12%
HIP CS Investors, LLC (a)(b)(c)(d)	—	4,000,000
Rhino MT Andover, LLC (a)(b)(c)(d)	—	1,751,000
Rhino Taunton B2B Investors, LLC (a)(b)(c)(d)	—	1,750,000
		7,501,000
Office Space — 0.00%
ONH AFC CS Investors, LLC (a)(b)(c)(d)	—	—

Specialty Retail — 6.70%
OC-Series Fund I, LLC (a)(b)(c)(d)	—	2,500,000

TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $35,900,000)		27,607,000

TOTAL INVESTMENTS (Cost $35,900,000) — 74.03%		$27,607,000

Other Assets in Excess of Other Liabilities — 25.97%		9,685,287

NET ASSETS — 100.00%		$37,292,287

(a)	Non-income producing security.
(b)	Level 3 security fair valued using significant unobservable inputs.
(c)

Restricted securities, which are securities that may not be resold to the public without an effective registration under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund has no ability to demand registration of any restricted securities held as of the date of these financial statements.

(d)	Investment does not issue shares.
(e)	CrowdStreet Inc. and subsidiaries do not have an economic interest in this entity.
See accompanying notes to financial statements.

CROWDSTREET REIT I, INC. STATEMENT OF ASSETS AND LIABILITIES December 31, 2023
ASSETS
Investments in private real estate:
At cost	$35,900,000
At value	$27,607,000
Cash	9,295,315
Escrow deposit for investment	1,500,000
Interest receivable	43,948
TOTAL ASSETS	38,446,263

LIABILITIES
Accrued management fees, net of rebate	475,391
Accrued investor servicing fees	170,130
Payable to Directors	37,500
Other accrued expenses	470,955
TOTAL LIABILITIES	1,153,976

NET ASSETS	$37,292,287

NET ASSETS CONSIST OF:
Paid-in capital	$46,907,730
Accumulated deficit	(9,615,443)
NET ASSETS	$37,292,287

NET ASSET VALUE:
Net Assets	$37,292,287
Common shares outstanding	46,528
Net Asset Value Per Share (“NAV”)	$801.50

See accompanying notes to financial statements.

CROWDSTREET REIT I, INC. STATEMENT OF OPERATIONS For the Year Ended December 31, 2023
INCOME
Interest	$678,422
Investment income	145,566
TOTAL INCOME	823,988

EXPENSES
Management fees	698,985
Investor service fees	232,995
Audit fees	116,675
Legal fees	265,932
Administration and fund accounting fees	108,665
Transfer agent fees	22,585
Directors’ fees	50,000
Compliance service fees	21,301
Tax services fees	39,256
Other expenses	75,178
TOTAL EXPENSES	1,631,572
Fees rebated by Investment Manager	(35,000)
NET EXPENSES	1,596,572

NET INVESTMENT LOSS	(772,584)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net change in unrealized depreciation on investments	(8,293,000)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(8,293,000)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,065,584)

See accompanying notes to financial statements.

CROWDSTREET REIT I, INC. STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022 (a)
FROM OPERATIONS:
Net investment loss	$(772,584)	$(549,859)
Net change in unrealized depreciation on investments	(8,293,000)	—
Net decrease in net assets resulting from operations	(9,065,584)	(549,859)

CAPITAL TRANSACTIONS:
Proceeds from sales of shares	$6,392,730	$40,515,000
Net increase in net assets resulting from capital activity	6,392,730	40,515,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,672,854)	39,965,141

NET ASSETS
Beginning of period	39,965,141	—
End of period	$37,292,287	$39,965,141

CAPITAL SHARE ACTIVITY
Shares outstanding, beginning of period	40,341	—
Issuance of shares	6,187	40,341
Shares outstanding, end of period	46,528	40,341

(a)	Represents the period from the commencement of operations (April 22, 2022) through December 31, 2022.
See accompanying notes to financial statements.

CROWDSTREET REIT I, INC. STATEMENT OF CASH FLOWS For the Year Ended December 31, 2023
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(9,065,584)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(15,000,000)
Net change in unrealized (appreciation)/depreciation on investments	8,293,000
(Increase)/Decrease in Assets:
Decrease interest receivable	19,073
Increase escrow deposit for investment	(1,500,000)
Increase/(Decrease) in Liabilities:
Decrease in deferred subscriptions	(75,000)
Increase in accrued management fees	55,921
Increase in accrued investor servicing fees	30,307
Decrease in payable to Directors	(14,167)
Increase in other accrued expenses	248,310
Net cash used in operating activities	$(17,008,140)

Cash flows from financing activities
Proceeds from capital shares sold	6,392,730
Net cash provided by financing activities	$6,392,730

Net change in cash	(10,615,410)
Beginning of year	19,910,725
End of year	$9,295,315

See accompanying notes to financial statements.

CROWDSTREET REIT I, INC. FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended December 31, 2023	For the Period Ended December 31, 2022(a)
Net asset value at beginning of period	$990.67	$1,000.00

Income (loss) from investment operations:
Net investment loss (b)	(17.60)	(9.33)
Net realized and unrealized gains (losses) on investments	(171.57)	—
Total from investment operations	(189.17)	(9.33)

Net asset value at end of period	$801.50	$990.67

Total return (c)	(19.10%)	(0.93	%)(d)

Net assets at end of period (000’s)	$37,292	$39,965

Ratios/supplementary data:
Ratio of gross expenses to average net assets	4.02%	3.76	%(e)
Ratio of net expenses to average net assets	3.93%	3.76	%(e)
Ratio of net investment income (loss) to average net assets	(1.90%)	(2.48	%)(e)
Portfolio turnover rate	0%	0	%(d)

(a)	Represents the period from the commencement of operations (April 22, 2022) through December 31, 2022.
(b)	Based on average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions.

(d)	Not annualized.
(e)	Annualized.
See accompanying notes to financial statements.

CROWDSTREET REIT I, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1. Organization

CrowdStreet REIT I, Inc. (the “Fund”) was organized as a Delaware corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s primary investment objective is generating capital appreciation with a secondary objective of generating income to provide investors with attractive risk-adjusted returns available from investing in the equity of private real estate projects. The Fund commenced operations on April 22, 2022.

The investment adviser of the Fund is CrowdStreet Advisors, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended and a Delaware limited liability company (the “Investment Manager”). The Investment Manager is a wholly owned subsidiary of CrowdStreet, Inc. (“CrowdStreet”). Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Investment Manager is responsible for directing the management of the Fund’s business and day-to-day affairs and implementing the Fund’s investment strategy.

The Fund is a specialized investment vehicle that incorporates features of both a private investment fund that is not registered under the 1940 Act and a closed- end investment company that is registered under the 1940 Act. Private investment funds (such as private equity limited partnership funds) are collective asset pools that typically offer their securities privately, without registering them under the Securities Act of 1933, as amended (the “Securities Act”). Registered closed-end investment companies, such as the Fund, are typically managed more conservatively than private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. By combining certain features from non-registered and registered funds, the Investment Manager believes it can offer “accredited investors”, within the meaning of Regulation D under the Securities Act, access to the long-term investment return benefits of private equity real estate opportunities at a lower investment minimum and with the convenience of Form 1099-DIV tax reporting.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates – The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”)Topic 946, Financial Services – Investment Companies.

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the period. The estimates and assumptions underlying these financial statements are based on information available as of December 31, 2023, including judgments about the financial market and economic conditions which may change over time. Actual results could differ from those estimates and those differences could be material.

Cash – Cash consists of demand deposits and are held at cost which approximates fair market value.The Fund’s uninvested cash is held in bank accounts at high-quality financial institutions, and at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. During 2023, the Fund opened Investment Cash Sweep accounts with its banks to ensure that substantially all cash is covered by FDIC Insurance limits, as well as ensure duplicity of bank operations.

Escrow Deposit for Investment – On December 20, 2023 the Fund transferred $1.5 million to an escrow account for an investment in the OC-Series I, LLC offering. The cash in the escrow account is held at cost which approximates fair market value, and was transferred to the issuing entity of the offering on January 9, 2024, the closing date of the investment acquisition.

Valuation Oversight – The Investment Manager has been designated by the Board as the Fund’s “Valuation Designee,” as that term is defined under Rule 2a-5 under the 40 Act. The Investment Manager values the Fund’s Portfolio Investments in accordance with valuation policies and procedures that have been adopted by the Investment Manager and approved by the Board (the “Valuation Procedures”). Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Investment Manager will use the fair value of the securities or other assets as determined in accordance with the Valuation Procedures.

Such determinations may be made based on data and valuations obtained from independent third-party valuation agents, pricing services or other third-party sources (“Pricing Services”). The Investment Manager is responsible for ensuring that any Pricing Services engaged to provide data and valuations discharges its responsibilities in accordance with the Valuation Procedures and will periodically receive and review such information about the valuation of the securities or other assets in accordance with the Valuation Procedures. As part of its due diligence, the Investment Manager engages a third-party valuation consultant to review all of the fair values determined by the Investment Manager for reasonableness.

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation of Securities – The Fund calculates the net asset value (“NAV”) as of the close of business on each calendar quarter. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued, but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which established a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair market value measurement. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of investments and categorizes the assets or liabilities for which fair value is being measured and reported in accordance with the fair value hierarchy. The fair value hierarchy requires an entity to maximize the use of observable inputs and includes the following three levels based on the objectivity of inputs that were used by the Fund:

●	Level 1 – Quoted prices in active markets for identical assets;

●

Level 2 – Other significant observable inputs (e.g., quoted prices of similar securities in active markets, quoted prices for similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rates);

●

Level 3 – Valuations generated from model-based techniques that use inputs that are significant or unobservable in the market. The inputs reflect estimates that market participants would use in pricing the asset (e.g., occupancy rates, rental rates, market capitalization rates, indices for similar sales, inflation rates).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, or provided by multiple independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Manager’s perceived risk of that investment.

All the Fund’s investments have been classified within Level 3 as they trade infrequently or not at all and use unobservable inputs to estimate fair value. When observable prices are not available for these securities, the Investment Manager uses one or more valuation techniques (e.g., the market approach, the income approach, or the asset

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions with adjustments made for dissimilarities between properties, while the use of the income approach generally consists of the net present value of estimated future cash flows plus a reversion (presumed sale), adjusted as appropriate for liquidity, credit, market and/or other risk factors. The income approach may also include the direct capitalization method, which estimates a stabilized net operating income and applies a capitalization rate to estimate fair value. The asset approach estimates the replacement cost of the building less physical depreciation, plus the land value. Generally, this approach provides a check on the value derived using the income approach. The fair value measurement of Level 3 investments does not include transaction costs that may have been capitalized as part of the investment’s cost basis.

The terminal cap rate, direct capitalization rate, growth rate, and discount rate are some of the significant inputs to these valuations. A direct capitalization rate is the income rate of return for a total property that reflects the relationship between one year’s net operating income expectancy and the total price or value, calculated by dividing the net operating income by the sale price of value. An index rate is the rate of change based on the change in a specific price index. Direct capitalization rates and index rates are used when valuing investments that have substantially completed development and have stable revenues. These rates are based on the location, type, and nature of each property, and current and anticipated market conditions. When the acquisition of the investment is within 12 months of the reporting date or the development of an investment project precludes the property manager from achieving normal tenancy levels, the Managing Member may use the original purchase price adjusted for any improvements or impairments as the best estimate of fair value.

The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of the inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Investment Manager may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Investment Manager’s assessment of the most representative point within the range.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments by security type and level within the fair value hierarchy as of December 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Private Real Estate Investments	$—	$—	$27,607,000	$27,607,000
Total	$—	$—	$27,607,000	$27,607,000

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Private Real Estate Investments
Beginning Balance December 31, 2022	$20,900,000
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—
Purchases or Conversions	15,000,000
Sales or Distributions	—
Net realized gain(loss)	—
Change in net unrealized Appreciation (Depreciation)	(8,293,000)
Ending Balance December 31, 2023	$27,607,000

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2023:

Type of Level 3 Investment	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Inputs	Range (Weighted Average)	Impact to Valuation from an Increase in Input
Private Real Estate Investments
Brixton Atlee TIC, LP	$2,372,000	Market	Index/Cap	6.0% / (4.1%)	Increase/Decrease
CS Dalan Investors, LLC	2,514,000	Market	Index/Cap	6.3% / (1.1%)	Increase/Decrease
Kernan Partners, LLC	437,000	Market	Index/Cap	5.6% / (15.3%)	Increase/Decrease
KV Aventura Holdings, LLC	1,461,000	Market	Index	(9.0%)	Increase
Locale Investor, LLC	1,322,000	Market	Index	(7.1%)	Increase
915 Division CrowdStreet Investors, LLC	5,400,000	Market	Transaction Price	Not Applicable	Not Applicable
North Park Titleholder, LLC	4,100,000	Market	Transaction Price	Not Applicable	Not Applicable
HIP CS Investors, LLC	4,000,000	Market	Transaction Price	Not Applicable	Not Applicable
Rhino MT Andover, LLC	1,751,000	Market	Index/Cap	7.7% / (1.7%)	Increase/Decrease
Rhino Taunton B2B Investors, LLC	1,750,000	Market	Transaction Price	Not Applicable	Not Applicable
ONH AFC CS Investors, LLC*	—	Income	Bankruptcy Recovery Rate	Not Applicable	Not Applicable
OC-Series Fund I, LLC	2,500,000	Market	Transaction Price	Not Applicable	Not Applicable
Total Level 3 Investments	$27,607,000

*

During July 2023, ONH AFC CS Investors, LLC filed for Chapter 11 bankruptcy in Delaware. The Investment Manager determined that a value of zero is reasonable due to uncertainty in the amount of recoveries expected from the bankruptcy proceedings.

Organizational and Offering Costs – The Investment Manager paid $419,000 of expenses relating to the Fund’s organization and offering, including but not limited to legal fees and regulatory filing fees (“Organizational Expenses”). The Fund was responsible for Organizational Expenses to the extent that the fund accepted more than $60 million in subscriptions. Since the Fund did not accept more than $60 million in subscriptions before the private offering was closed, all organizational and offering costs have been borne by the Investment Manager.

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Income and Securities Transactions – Real estate investment acquisitions, sales and dispositions are recorded as of the date of the closing. Distributions from real estate equity investments are recognized as income when earned to the extent such amounts are paid from earnings and profits of the underlying investee. Interest income is recognized when earned.

Distributions to Shareholders – The Fund intends to make distributions necessary to qualify as a REIT and expects to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board. Any distribution the Fund makes will be at the discretion of the Board, and will be based on, among other factors, the Fund’s present and reasonably projected future cash flow. The Fund expects that the Board will set the rate of distributions at a level that will ensure compliance with the Code, and the amount of distributions may vary over time. Distributions to shareholders of the Fund will be recorded on the ex-dividend date. For the tax year ended December 31, 2023, no distributions were made to shareholders.

Income Tax – The Fund elected to be taxed as a REIT under the Code, and has operated as such, commencing with the taxable year ending December 31, 2022. While REITs are subject to Federal income taxes, they are allowed a deduction for ordinary and capital gains dividends paid, generally resulting in the elimination of all or substantially all income tax at the entity level. Additionally, most states follow the rules related to REITs as contained within the Code. This generally results in no state income taxes being paid by the Fund; however, due to the number of states in which the Fund holds, either directly or indirectly, interests in real estate, it is likely that some measure of the Fund’s operating and/or sale income will be taxed at the state level. One of the requirements a REIT must satisfy to maintain its qualification as a REIT under the Code is to distribute at least 90% of its taxable ordinary income to its shareholders. The REIT must meet additional requirements related to its organization, management, assets, liabilities, and operations which include at least 95% of its gross income in any year be derived from qualifying sources and at least 75% of its rents be derived from real property. Additionally, the Fund may choose to pass through any capital gains realized to its shareholders by distributing cash proceeds representative of the net capital gains. REITs are subject to several organizational and operational requirements. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal and state income tax on its taxable income at regular corporate rates. For the year ended December 31, 2023, the REIT has met all organizational and operational requirements to qualify as a REIT. In addition to income taxes, the Fund may also be subject to certain state, local, and franchise taxes. Under certain circumstances, Federal income and excise taxes may be due on the Fund’s undistributed taxable income.

Certain of the Fund’s investments may be held through Single-Member Limited Liability Companies (“SMLLCs”) that have been formed by the respective single member to facilitate the ownership of investments. Under the default “check-the-box” rules established by the Code, SMLLCs are disregarded as separate entities and therefore all items of income, deduction, loss, credit, asset, and liability from the SMLLC are reported

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

directly on the Federal income tax return of the single member’s sole owner, the Fund. Certain states have not adopted the check-the-box rules and therefore, do not respect the disregarded nature of SMLLC entities. In these cases, the SMLLC entity must file either income or franchise tax returns and, in some cases, may be liable for income or franchise taxes at the entity level.

Management evaluates the uncertainties of tax positions taken or expected to be taken based on the probability of whether it is more likely than not that the positions will be sustained upon audit based on technical merit for open tax years. Management believes it has no uncertain tax positions to be accrued or disclosed.

Issuance of Shares – The Fund conducted a private offering to sell common shares only to individuals and entities qualifying as “accredited investors” within the meaning of Regulation D under the Securities Act. The Fund’s shares are not registered with the SEC or listed on an exchange. The Fund’s shares are designed for long-term investors. The Fund offered shares at the initial closing at $1,000.00 per share, and thereafter each share was offered at $1,000.00 plus a “make-up” amount calculated by applying an annualized rate of 3.0% to such investor’s subscription amount applied over the period since April 22, 2022. The private offering was closed to new investors on December 29, 2023.

3. Investment Management Fee and Other Related Party Transactions

Under the terms of the Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager manages the Fund’s investments subject to oversight by the Board. The Fund pays to the Investment Manager an annual Management Fee, quarterly in arrears. The Management Fee will be equal to an annual rate of 1.50% of the Fund’s NAV; provided that to the extent the Fund accepts subscriptions from investors after April 22, 2022, the Fund will pay to the Investment Manager the Management Fee that would have been paid had such investors subscribed on April 22, 2022.

The Fund will pay a fee to the Investment Manager for administrative services (the “Investor Servicing Fee”) at an annual rate of 0.50% of the NAV; provided that to the extent the Fund accepts subscriptions from investors after April 22, 2022, the Fund will pay to the Investment Manager the Investor Servicing Fee that would have been paid had such investors subscribed on April 22, 2022. The Investor Servicing Fee may be used by the Investment Manager to pay placement agent fees, commissions or other brokerage fees relating to the offering and sale of shares. The Investor Servicing Fee will be charged quarterly in arrears.

The Fund makes investments in offerings that are sponsored by its affiliate CrowdStreet Capital, LLC (“Capital”). For the year ended December 31, 2023, Capital earned $52,500 in placement fees related to an investment made by the Fund. The 1940 Act limits the amount of compensation received by CrowdStreet and its affiliates related to securities

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

transactions made on behalf of the Fund. As a result, the Investment Manager rebated the Fund $35,000 related to transaction fees earned by Capital. The rebate is reflected as Fees rebated by the Investment Manager in the Statement of Operations.

The Investment Management Agreement provides that the Investment Manager will waive its Management Fee and/or pay or reimburse the Fund for Annual Expenses (as defined below) more than 1.00% per annum of the Fund’s average quarterly NAV (“Operating Expense Limit”), for any calendar year or portion thereof during the term of the Investment Management Agreement. Annual Expenses are the ordinary annual operating expenses of the Fund, including, without limitation, third-party fees and expenses for accounting, administration, valuation, tax compliance, custody, banking, brokerage, depository, insurance premiums, reporting, Investor meetings, and preparation of tax returns and determinations, but excluding fees and expenses for legal, audit, taxes, indemnifications, litigations, interest, Management Fees, Investor Servicing Fees and Board fees, extraordinary or non-routine matters, and Organizational Expenses. If the Fund’s Annual Expenses are below the Operating Expense Limit in any fiscal year, the Investment Manager may be entitled to be reimbursed in whole or in part for fees or expenses waived or reduced by the Investment Manager during the prior three year-period pursuant to the Operating Expense Limit. During the year ended December, 2023, pursuant to the Fund’s expense cap, no expenses were waived and or reimbursed by the Investment Manager.

During the year ended December 31, 2023, CrowdStreet paid $50,000 of Directors Fees and $604,468 of other expenses behalf of the Fund. As of December 31, 2023, the total amount due to CrowdStreet is $1,059,869. Also, four employees of the Investment Manager invested $195,000 in the Fund.

4. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Risk Factors and Certain Conflicts of Interest” in the Fund’s Registration Statement filed on April 21, 2022 and the Fund’s other filings with the SEC.

Non-Diversification Risk: As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security, or investment type.

Investment and Market Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. At any point in time, shares may be worth less than the original investment, even after

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

considering the reinvestment of Fund dividends and distributions. Global economic, political and market conditions and economic uncertainty may adversely affect the Fund’s business, results of operations and financial condition.

Risks Related to the Commercial Real Estate Market: Similar to some REITs and real estate companies, the Fund will concentrate its investments on a limited number of commercial real estate projects. As a result, its portfolio may be impacted by various factors including changes in real estate values, property taxes, interest rates, and the management proficiency and creditworthiness of the issuer. Interest rate fluctuations and challenges in accessing mortgage funds can hinder property transactions, including acquisitions, refinancings, or sales. Additionally, delays and cost overruns in development and construction projects pose risks. The investment in highly leveraged commercial properties further amplifies risks due to limited financial resources, potential defaults on debt obligations, and unpredictable operating results. While leverage can enhance returns, it also heightens financial risks, especially in scenarios of rising interest rates or economic downturns.

Risks Related to the Fund’s Tax Status as a REIT: The Fund has elected to be taxed as and to qualify for treatment each year as a REIT under the Code. However, qualification as a REIT for tax purposes involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT tax status. Failure to qualify for taxation as a REIT would cause the Fund to be taxed as a regular corporation, which would substantially reduce funds available for distributions to Shareholders. In addition, complying with the requirements to maintain its REIT tax status may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments, adversely affect the Fund’s liquidity and force the Fund to borrow funds during unfavorable market conditions, and/or limit the Fund’s ability to hedge effectively and cause the Fund to incur tax liabilities.

5. Tax Basis Information

As of December 31, 2023, the Fund’s most recent tax year end, the tax basis of distributable earnings (accumulated deficit) were as follows:

Undistributed ordinary income (loss)	$(9,693,557)
Other book tax temporary differences	—
Total Accumulated Deficit	$(9,693,557)

CROWDSTREET REIT I, INC. NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of investments for tax purposes	$27,528,888
Gross tax unrealized appreciation	2,700,292
Gross tax unrealized depreciation	(2,622,286)
Net tax unrealized depreciation	$78,006

6. Subsequent Events

In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring through the issuance of these financial statements. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure, except the Escrow Deposit for Investment footnote already included.

CROWDSTREET REIT I, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of CrowdStreet REIT I, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of CrowdStreet REIT I, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for the year ended December 31, 2023 and the period April 22, 2022 (commencement date) through December 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for year ended December 31, 2023 and the period April 22, 2022 (commencement date) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures

CROWDSTREET REIT I, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

included confirmation of securities owned as of December 31, 2023, by correspondence with the issuers of privately offered securities. We believe that our audit provides a reasonable basis for our opinion.

Portland, OR
February 29, 2024

We have served as the auditor of one or more CrowdStreet investment companies since 2022.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited)

1. Statement of Investment Objectives Strategies and Risk Factors and Certain Changes Occurring During the Prior Fiscal Year

This section of the annual report provides information on the Fund’s investment objective, investment strategy and material risk factors. During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objective

The Fund’s primary investment objective is generating capital appreciation with a secondary objective of generating income to provide investors with attractive risk-adjusted returns. The Fund’s investment objective is not fundamental and may be changed without the vote of a majority of the outstanding Shares.

Investment Strategy

The Fund pursues its investment objective by investing, as a matter of fundamental policy, at least 85% of its total assets in real estate investments. Accordingly, the Fund concentrates in the real estate industry. The Fund expects to make private equity investments in 17 entities that own U.S. commercial real estate, directly or indirectly (each such investment, a “Portfolio Company”). The Fund seeks to invest in Portfolio Companies with attractive risk-adjusted returns spread across sponsors, asset types and major markets to take advantage of attractive opportunities and reduce portfolio risk. Asset types may include multifamily, industrial, life science, healthcare, office and retail properties, as well as data centers, storage and student housing. The investment strategy seeks to take advantage of the substantial network of commercial real estate sponsors developed by CrowdStreet, Inc. (“CrowdStreet”), a Delaware corporation and parent of the Investment Manager, by selecting from what the Investment Manager believes to be the most attractive sectors and markets to construct the Fund’s portfolio. The Investment Manager will also leverage CrowdStreet’s experienced team of investment professionals and its extensive proprietary data, providing the Investment Manager with the advantage of real-time insights into underlying and unrecognized market trends, allowing for timely identification of attractive investment opportunities.

The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.

The Fund does not control the Portfolio Companies. The real estate developers and operators who form the Portfolio Company and manage the underlying real estate projects are referred to herein as “Project Sponsors”. Project Sponsors are not affiliated with the Fund, the Investment Manager, or their affiliates . In addition to the Fund’s investment,

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Project Sponsors will capitalize the underlying real estate projects with other equity sources as well as secured debt and potentially unsecured debt. The Fund does not use leverage in connection with its investment activities.

The Portfolio Companies in which the Fund invests may or may not also be offered on the investing platform (the “Marketplace”) maintained by CrowdStreet.

The Fund holds non-controlling equity interests in unaffiliated entities that own real estate assets, directly or indirectly. The Fund seeks to take advantage of CrowdStreet’s platform, which provides access to a substantial and growing open network of over 280 third-party real estate sponsors for attractive investment opportunities. CrowdStreet’s ability to review and monitor a high volume of real estate projects across markets provides the Investment Manager with extensive proprietary, real-time data to evaluate opportunities and make timely investment decisions.

The Fund’s investment strategy follows the Investment Manager’s investment thesis, which is focused on three key areas: (1) thematic trends, (2) middle markets, and (3) growth markets. With thematic investing, the Investment Manager seeks projects supported by demographic and social trends that it believes are long-term drivers of demand. These may include an aging demographic, shift to e-commerce, housing shortages, and population migration to Sun Belt cities. With an emphasis on the middle markets, which tend to be less competitive, the Investment Manager pursues attractive projects with smaller asset values in which larger institutional investors typically are unable to participate. Finally, the Investment Manager focuses on growth markets that it has identified, which include secondary metropolitan areas experiencing strong market fundamentals supported by above-average employment and population expansion, offering attractive risk-adjusted investment opportunities.

The Fund invests in securities of U.S. issuers. The Fund may invest in securities of companies with any market capitalization, including small, medium and large capitalizations.

The Fund invests primarily in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of prior to liquidation or refinancing of the underlying real estate asset).

Investment Process

The Investment Manager seeks to identify and allocate the Fund’s assets to what it believes are the highest quality investments available by leveraging the resources and advantages provided by CrowdStreet’s platform to achieve its investment objectives.

The Investment Manager sources investment offerings for the Fund primarily from those that are made available on the Marketplace and utilizes its access to proprietary market data, insights, and ongoing analysis conducted by CrowdStreet’s team of commercial real estate experts. CrowdStreet employs a team of seasoned capital markets professionals to evaluate and source deal flow from experienced third-party sponsors for the Marketplace

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

and the Fund. All investment opportunities undergo a rigorous screening and due diligence review process by CrowdStreet’s investments team (“Investments Team”) prior to approval for CrowdStreet’s Marketplace or presentation to the Investment Manager.

This approval process requires sponsor and asset due diligence including, but is not limited to, background checks, track record verification, review of asset financials, business plans, partnership agreements, loan agreements, title reports and other diligence that is customary with a commercial real estate investment.

CrowdStreet’s Investments Team is organized into dedicated pods of professionals (“Team Pods”) that specialize in their respective commercial real estate sectors. Team Pods conduct detailed reviews and analyses and present each investment in a multi-stage approval process that culminates in a final platform approval by the Chief Investment Officer (“CIO”).

Separately, the Investment Manager employs a dedicated team of professionals and an independent Portfolio Management team that further reviews and evaluates potential investments that have been approved by the CIO. This Portfolio Management team consists of five senior professionals who conduct a separate and independent review and evaluation of potential investments for the Fund. The Portfolio Management team makes investment and allocation decisions for all funds managed by the Investment Manager, including the Fund, via an additional CrowdStreet Fund Investment Committee (“CFIC”) review and vote.

Risk Factors

The following risks are among the many significant risks associated with an investment in the Fund and do not represent all of the current and future risks associated with an investment in the Fund. Investors should note that:

●	There is no guarantee that the Fund will return capital, and you may lose all or a portion of your investment in the Fund;

●

You will not be able to redeem any of your Shares and, while Shares are generally freely transferable by Investors subject to certain restrictions imposed by applicable securities laws or regulations, compliance with the transfer provisions of the Bylaws related to REIT compliance ownership limits and analogous regulatory compliance and receipt of appropriate documentation, no public market for the Shares exists, and none is expected to develop in the future, and any distributions you receive may not be received for several years after your initial investment in the Fund; and

●	Shareholders have very limited voting rights.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Risks Related to Fund Management and CrowdStreet Operations

Reliance on and Consequences of Relationship with CrowdStreet. Shares are offered and sold to prospective investors, and the Fund may invest in Portfolio Companies, through the Marketplace operated and controlled by CrowdStreet. Moreover, the Investment Manager is controlled by CrowdStreet. As a result, the Fund’s investment program relies substantially on the ongoing maintenance of a relationship with CrowdStreet and its affiliated entities (each, a “CrowdStreet Affiliate”). The Fund will be vulnerable to any disruption to the offering of Portfolio Companies through the Marketplace, and to any disruption of the relationship between the Fund and the Investment Manager, on the one hand, and CrowdStreet and the CrowdStreet Affiliates, on the other hand. For example, if one or more of CrowdStreet or the CrowdStreet Affiliates became subject to investigation or enforcement proceedings, such investigation or enforcement proceedings could materially and adversely impact the Fund or the Fund’s ability to invest in Portfolio Companies.

In addition, any adverse changes in the financial condition of CrowdStreet, the Investment Manager, or the CrowdStreet Affiliates could hinder the ability of the Investment Manager to successfully manage the Fund’s operations and Portfolio Companies, in which case the Fund’s operating performance could suffer and adversely impact the value of an investment in the Fund.

The success of the Fund depends on key personnel. The success of the Fund is substantially dependent on certain key employees of CrowdStreet. Should one or more of these individuals become incapacitated or in some other way cease to participate in their role, performance of the Fund could be adversely affected.

Conflicts of interest due to common management. CrowdStreet and the CrowdStreet Affiliates are expected to share common management with the Investment Manager, which may subject one or more of the members of the professional staff of the Investment Manager (each, a “Fund Manager”) to certain fiduciary or other duties, including responsibilities with respect to other funds and accounts managed and advised by the Investment Manager, the exercise of which duties may not be in the Fund’s best interests. As a result, the common management of and relationship between CrowdStreet or a CrowdStreet Affiliate and the Investment Manager may present unique risks and potential conflicts of interest. For additional information concerning conflicts of interest, please see below under the heading “Risks Related to Conflicts of Interest.”

The loss of the services of one or more Fund Managers could have an adverse impact on the Fund’ ability to realize its investment objective. In addition, each Fund Manager will continue to have responsibilities with respect to other funds and accounts managed and advised by the Investment Manager, and will not be required to devote their time and attention exclusively to the Fund. Thus, such persons will have demands made on their time for the investment, monitoring, exit strategy and other functions of other funds and accounts.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

The continued operation of the CrowdStreet website is critical to the administration and investment program of the Fund. The administration of the Fund and the Fund’s investment program will rely on the satisfactory performance, reliability and availability of the CrowdStreet website and the systems supporting the CrowdStreet website and other electronic infrastructure. If the CrowdStreet website or the systems supporting the CrowdStreet website temporarily shut down or lose data, then the Investment Manager’s ability to perform its obligations with respect to the Fund and the Portfolio Companies could be materially and adversely affected.

CrowdStreet or the Investment Manager may have inadequate compliance functions. Despite the efforts of CrowdStreet and the Investment Manager to comply with applicable laws and regulations, it is possible that the activities of CrowdStreet and the Investment Manager could be inconsistent with, or fail or be alleged to fail to meet all requirements of, such laws or regulations. Failure on the part of CrowdStreet or the Investment Manager, or the failure by third-party providers or partners of CrowdStreet or the Investment Manager, to comply with applicable laws or regulations relating to the Fund or the Fund’s investments in Portfolio Companies, could result in fines or proceedings by governmental agencies or private claims and litigation, any of which could adversely affect the business, financial condition and results of operations of the Fund. In addition, any such compliance issues could harm CrowdStreet’s reputation and have a material and adverse effect on the Fund.

Placement Agents. Certain placement agents may charge CrowdStreet or the Investment Manager certain transaction or other fees in such amounts as they may determine. The Fund is not charged placement fees. All or a portion of such compensation may be paid by a placement agent to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that placement agents may receive from CrowdStreet or the Investment Manager, the amount of compensation that a placement agent may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a placement agent to recommend the Fund over another investment product. Placement agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Investment Manager or investment vehicles managed or sponsored by CrowdStreet or the Investment Manager may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a placement agent. As such, certain conflicts of interest may exist between such persons and a placement agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur. Placement agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or other funds managed or sponsored by CrowdStreet or the Investment Manager. Such entities may compete with the Fund or such other funds for investment opportunities and may invest directly in such

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

investment opportunities. Placement agents that invest in such other funds may do so on terms that are more favorable than those of the Fund. A placement agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Shares. Such fee arrangements may create an incentive for a placement agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.

Investor confidential information on the CrowdStreet website is susceptible to cybersecurity risks. The CrowdStreet website and supporting systems store confidential information about the Shares, including information about investors’ bank accounts and other personally identifiable sensitive data. CrowdStreet collects this information from the CrowdStreet website, supporting systems and several other sources (e.g., information about Investors may be provided to us through Investors completing the Subscription Agreement or from reports generated by credit reporting agencies, title insurance companies or other third parties and then stored on our systems). If any of the confidential information stored on the CrowdStreet website or supporting systems is compromised, Investors’ confidential information and other investors’ confidential information may be stolen. This could occur as the result of any accidental or willful cybersecurity breach or other unauthorized access of the CrowdStreet website and supporting systems. If an Investor’s confidential information is stolen, it may be used for criminal purposes, and such Investor would be subject to increased risk of fraud or identity theft.

Because techniques used to obtain unauthorized access to or to otherwise sabotage computer systems change frequently and generally are not recognized until they are launched against a target, CrowdStreet and any of its technology service providers (e.g., web hosting service providers) may be unable to anticipate these techniques or to implement adequate preventative measures.

If investors’ confidential information becomes subject to a data security breach, then CrowdStreet would need to provide any disclosures required by applicable law, which may prove costly to provide and are likely to lead to widespread negative publicity about CrowdStreet and the CrowdStreet website. Any negative publicity of this nature may cause our investors, affiliates and partners to lose confidence in the effectiveness of our data security measures. Any actual or perceived security breach would harm our reputation, potentially cause us to lose investors and could adversely affect the value of your investment in the Fund.

CrowdStreet’s privacy policies with respect to confidential information stored on the Marketplace and our systems supporting the Marketplace are set forth on the CrowdStreet website at www.CrowdStreet.com.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Risks Associated with the Investment Strategy

The Fund’s investments will be subject to the risks typically associated with investments in real estate. REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. The Fund’s investments in real estate (including equity investments in real property) may be affected by any of these factors. Therefore, the Fund’s investments will be subject to the risks typically associated with real estate.

The Fund’s investment portfolio will be impacted by the performance of the commercial real estate market. Because the Fund concentrates its investments in commercial real estate, its portfolio will be significantly impacted by the performance of the commercial real estate market and may experience more volatility and be exposed to greater risk than a diversified portfolio. The values of Portfolio Companies are expected to be affected by the risks inherent in the ownership of real estate assets, including, but are not limited to:

●	General and local economic conditions and negative developments in the business economy, the supply and demand for properties, and the financial resources of tenants;

●	Changes in building, environmental, zoning, and other laws;

●	Changes in real property tax rates;

●	Changes in interest rates and the availability of mortgage funds, which may render the purchase, sale, or refinancing of properties difficult or impracticable;

●	Environmental risks, such as cleanup costs and other liabilities from hazardous waste, mold, or indoor air pollution;

●

Uninsured casualties, acts of God (such as earthquake, tsunami, hurricane, wind, flood, epidemic), war, terrorism, nuclear accident, labor dispute, riot, and other factors that are beyond the control of the Fund and may not be insurable at reasonable cost to the full extent needed to protect the real estate or its revenue-generating capacity;

●	Development, redevelopment, and construction delays and cost overruns.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Construction and renovation is subject to risks. The Fund may invest in Portfolio Company projects whose performance depends on construction or large renovations prior to achieving stabilization of the property at target rental rates. Such projects are subject to increased risk resulting from cost overruns, labor shortages, permitting delays, availability of materials, weather and many other risks which could increase costs and delay profitable operations. Such an occurrence could delay and/or reduce a Portfolio Company’s distributions to the Fund.

The investment strategy includes investments in special situation and distressed assets that involve significant risks. The Fund may invest in commercial properties that are experiencing, or are expected to experience, severe financial difficulties, including weak financial conditions, poor operating results, substantial financing needs, negative net worth and/or special competitive problems. Portfolio Companies of this type may involve substantial financial, legal and business risks that can result in substantial, or at times even total, losses. The severe financial difficulties of such commercial properties may never be overcome and may cause such commercial properties to become subject to bankruptcy proceedings. As such, these Portfolio Companies could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment. Under certain circumstances, payments or distributions to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or a similar transaction under the applicable bankruptcy and insolvency laws. In addition, under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions. Further, in liquidation and other forms of insolvency and reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash, assets or a new security the value of which will be less than the purchase price paid by the Fund.

The Fund may also invest in highly leveraged commercial properties. Portfolio Companies in leveraged commercial properties involve a number of significant risks. Leveraged commercial properties in which the Fund invests may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged commercial properties also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Leveraged investments. The Fund does not deploy leverage in connection with its investment activities. However, the Fund will make equity investments in entities with leveraged capital structures. Although the use of leverage by Portfolio Companies in

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connection with their real estate operations may enhance returns, leverage also involves a high degree of financial risk and may increase the exposure of such Portfolio Companies to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such Portfolio Companies.

Unsuccessful real estate investments may result in poor returns. Real estate investments entail risks such as, without limitation, the risk of not correctly anticipating conditions or trends in the real estate market or misevaluating a Project Sponsor’s ability to adequately manage the business and investments of a Portfolio Company. If such events occur, they may adversely affect the value of the Fund’s investments and result in poor returns. In addition, misconduct from parties involved in a given real estate investment (such as the borrower, broker, escrow agent, appraiser, etc.) may adversely affect the value of the Fund’s investments and result in poor returns. Poor returns may negatively affect the Fund’s ability to make distributions to investors and may result in a total loss of an investor’s investment in the Fund.

Debt incurred by a Portfolio Company increases risk. If a Portfolio Company incurs indebtedness, that indebtedness may adversely affect the Portfolio Company’s creditworthiness generally, and could result in the financial distress, insolvency, or bankruptcy of the Portfolio Company. To the extent that a Portfolio Company has or incurs indebtedness and cannot pay all of its indebtedness, the Portfolio Company may choose to make payments to its creditors, rather than to its investors, including the Fund.

Equity investments in a Portfolio Company will be subordinate to existing and future indebtedness of a Portfolio Company. A significant portion of the Fund’s investments will generally constitute equity interests in a Portfolio Company, not indebtedness. As such, such investments will rank junior to all indebtedness and other non-equity claims on the Portfolio Company, and potentially other classes of equity of the Portfolio Company, with respect to assets available to satisfy claims against the Portfolio Company, including in its liquidation. Further, the Portfolio Company’s existing and future indebtedness, and potentially other classes of equity, may restrict payment of preferred return (and any forms of current income) on Portfolio Companies in which the Fund invests. Additionally, unlike loans, where principal and interest will be payable on specified due dates, in the case of equity investments in Portfolio Companies, distributions of preferred return and common equity returns, or any forms of current income in respect of equity investments in Portfolio Companies, are expected to be payable at the discretion of the Project Sponsor of the applicable Portfolio Company.

Co-Investment risks. The Investment Company Act limits or prohibits the Fund from participating in certain transactions and co-investments with certain of its affiliates. The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Investment Manager or its affiliates. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether

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at the same or different times to the extent the transaction involves jointness). The SEC has interpreted the Investment Company Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

The Fund is subject to risks of expedited transactions. Investment analyses and decisions by the Investment Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities or to comply with the requirement that 90% of the Fund’s investments must be comprised of qualifying assets on each testing date. In these circumstances, the Investment Manager may not have performed thorough due diligence, resulting in making an investment that the Investment Manager would not otherwise have made. The Investment Manager often expects to rely upon information provided by Project Sponsors. No assurance can be given as to the accuracy or completeness of the information provided by Project Sponsors. Further, indemnification or other remedies may not be available to the Fund due to contractual provisions limiting such indemnification or other remedies.

The Fund is non-diversified. To the extent the Investment Manager concentrates the Fund’s investments in a particular market or a particular asset type, the Fund’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular market or asset type. In addition, the Fund will focus on real estate development opportunities in targeted markets. Although the Investment Manager will attempt to minimize risk, the Fund’s actual returns will be subject to numerous factors beyond the Investment Manager’s control. Because the Fund’s Portfolio Companies are expected to be concentrated within targeted markets, portfolio diversification will be less than would be possible if the Fund were to invest in a range of real estate opportunities across several markets. Such reduced diversification may increase the volatility of the Fund’s returns, and could reduce the Fund’s returns relative to diversified funds. In addition, during the early stages, the Fund may hold more concentrated positions than it otherwise would.

Real estate valuation is inherently inexact. Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change. The property valuation models and methods used by the Investment Manager and/or Project Sponsors may be deficient and may increase the risk of default. Appraisals or opinions of value may prove to be insufficiently supported, and the Investment Manager’s estimate of the value of the property underlying a Portfolio Company in determining whether to make an investment may be based on information that is incorrect or incomplete or on opinions that are overly optimistic. The risk of poor investment returns in such situations is increased. Poor returns may negatively affect the Fund’s ability to make distributions to investors and may result in a total loss of an investor’s investment in the Fund.

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No guarantee of distributions of current income. Investors should invest in the Fund without any expectation of, and not expecting to rely on, any particular level of ongoing distributions from the Fund at any given time. Notwithstanding the Fund’s investment strategy, Investors should be prepared to not receive any cash distributions from the Fund for a period of years, and once cash distributions are received from the Fund, Investors should not expect that distributions would continue at such level.

Returns and loss rates on underlying investments may be uncertain. The Investment Manager will not have significant historical performance data about returns on the Portfolio Companies in which the Fund invests, and even if an abundance of data was available, historical returns are not necessarily an accurate indicator or predictor of future performance. The Investment Manager cannot predict what the long-term rates of return will be on any given Portfolio Company, which could increase or decrease as a result of factors beyond the control of the Investment Manager or other persons involved in the performance of a Portfolio Company. Such factors may include prevailing interest rates, the rate of unemployment, the level of consumer confidence, decline in property values, degradation of specific properties, the value of the U.S. dollar, energy prices, changes in consumer spending or sentiment, the number of personal bankruptcies, disruptions in the credit markets and other factors.

Delays in filling vacancies or selling real estate could adversely affect Portfolio Companies. The Portfolio Companies in which the Fund invests will hold interests in commercial properties, some of which may house tenants and incur vacancies either by the expiration of tenant leases or by the default of tenants under their leases. Some commercial properties underlying Portfolio Companies may have vacancies at the time a Portfolio Company is acquired by the Fund. Some commercial properties may be believed to be leased at the time a Portfolio Company is acquired by the Fund, when in fact the leases have been fraudulent, breached, or canceled. If the commercial property underlying a Portfolio Company experiences tenant vacancies, or if tenants cannot be found for such commercial property at the projected rates or at all, the commercial property underlying a Portfolio Company may suffer reduced revenues, which would adversely affect the value of the associated Portfolio Company held by the Fund. In addition, the resale value of a Portfolio Company could be diminished, because the market value of a particular commercial property may depend upon the value of its cash flow, which value may be impaired as a result of tenant vacancies. Tenant vacancies or diminished market value may negatively affect returns on Portfolio Companies and subsequently adversely affect the Fund’s ability to make distributions to investors in the Fund.

The Fund’ investments may be subject to indirect or direct environmental risks. Environmental issues may affect the operation or value of the commercial property underlying a Portfolio Company. If toxic environmental contamination is discovered to exist on a commercial property underlying a Portfolio Company, such contamination might affect the viability of and returns generated by such commercial property, and the associated Portfolio Company could, in turn, be devalued or become worthless. In

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addition, any such contamination could give rise to potential additional liabilities of the Portfolio Company, including reporting requirements, remediation costs, fines, penalties and damages, all of which would adversely affect the value of the Fund’s Portfolio Company.

The Fund’ investments will be subject to risks of natural disasters, terrorist acts and similar dislocations. Upon the occurrence of a natural disaster such as flood, hurricane, or earthquake, or upon an incident of war, riot or civil unrest, the impacted country or region may not efficiently and quickly recover from such event, which can have a material adverse effect on the Fund’s investments and other development in such country or region. Terrorist attacks and related events can result in increased short-term economic volatility. U.S. military and related actions abroad, and terrorist actions worldwide, could have significant adverse effects on U.S. and world economies and securities markets and on the U.S. real estate market. The effects of future terrorist acts (or threats thereof), military action or similar events on the economies and securities markets of countries cannot be predicted. Such disruptions of the world financial markets could affect interest rates, ratings, credit risk, inflation, availability of borrowing and other factors relating to the Fund’s investments.

Risks Associated with the Fund’s Structure and Terms

Reliance on the Investment Manager. Subject to the investment limitations set forth herein and applicable law, the Investment Manager has complete discretion with respect to the Fund’s portfolio. The Investors will not make decisions with respect to the management, disposition or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. The Investment Manager will have sole discretion over the investment of the funds committed to the Fund as well as the ultimate realization of any profits. There can be no guarantee that the Investment Manager’s investment techniques or investment decisions will produce the desired results. The Investors will not have the opportunity to evaluate the relevant economic, financial and other information that will be utilized by the Investment Manager in its selection of investments. Investors in the Fund will be relying on the Investment Manager to identify, structure, and implement investments consistent with the Fund’s investment objectives and policies and to conduct the business of the Fund. The Investors will not make decisions with respect to the management, disposition or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Investment Manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

The Fund is newly formed with limited operating history, and past investment performance is not indicative of the Fund’s future investments. The Fund is newly formed and therefore has limited operating history on which prospective investors may

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base an evaluation of likely performance. While the Investment Manager intends for the Fund to make investments that have estimated returns commensurate with the risks undertaken, there can be no assurance that targeted results will be achieved. Loss of principal is possible on any given investment.

To the extent that the Investment Manager or CrowdStreet is responsible for or otherwise associated with the investment results of a prior fund or separately managed account, those results are, in any event, past results and are not necessarily indicative of future results of the Fund’s investments. Any such prior funds or separately managed accounts may have benefited from investment opportunities and general market conditions that may not repeat themselves, including the availability of debt capital on attractive terms. The Fund may not be able to achieve the same returns or profitable investment opportunities or deploy or return capital as quickly as any such prior funds, and favorable market conditions may not arise. There can be no assurance that any of the Fund’s investments will perform as well as any past investments of any such prior funds.

The Fund’s investments will be illiquid, long-term investments with limited transferability. The Fund expects that there will be no secondary or public market for the Portfolio Companies in which the Fund invests. The Fund’s investments may generate current income, but the return of capital and the realization of gains to investors, if any, from an investment will generally occur only upon the partial or complete disposition or refinancing of the property underlying such investment. Further, the Fund does not expect that it will have any ability to determine when and if a disposition or refinancing of a property will occur, subjected to the limitations of the offering documents for each deal. While an investment may be realized at any time, it is not generally expected that this will not occur for several years after the investment is made. Dispositions of investments may also be subject to contractual limitations on transfer, the desire to minimize or delay transfer or taxes, or other restrictions that would interfere with the subsequent disposition of such investments or adversely affect the terms that could be obtained upon any disposition thereof. Typically, Portfolio Company investors such as the Fund are prohibited from selling, assigning, or transferring their assets without the prior written consent of the issuer. As a result, there is a significant risk that the Fund may be unable to realize its investment objectives by sale or other disposition at attractive prices or will otherwise be unable to complete any exit strategy.

Shares in the Fund will be subject to transfer restrictions. Applicable securities laws impose restrictions upon the transferability of Shares. There is no public or other market for the Shares, and it is not expected that such a market will develop or be maintained. Redemption of Shares by Investors will generally not be permitted.

Economic interest of the Investment Manager. Investors are required to pay Management Fees, Investor Servicing Fees and reimbursable expenses to the Fund, regardless of whether the Fund experiences net profits or net losses in a particular year or over the term of its constituent investments. Among other things, this arrangement may incentivize the

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Investment Manager to maintain the existence of the Fund (or to defer causing the Fund to dispose of portfolio assets) for the purpose of maintaining the payment of Management Fees and the Investor Servicing Fees. Because the Investment Manager will not receive a percentage of the profits of the Fund and will not make a capital contribution to the Fund, the Investment Manager may lack the financial incentive or risk aversion that the Investment Manager would have if it received allocations and distributions on a basis identical to that of the Investor.

Term. Unless otherwise set forth in the Bylaws, the Fund will have no set term. As such, the Investment Manager will have complete discretion regarding when to dispose of the Fund’s assets and begin its liquidation and winding-down period, subject to the completion of a Portfolio Company’s life cycle. The Fund seeks to deploy the net proceeds of the Fund’s offering within twelve (12) months of the final closing. The Fund seeks to structure its holdings such that the final asset is liquidated within 5 to 7 years after the Initial Closing, but there can be no assurance that this can be achieved. The other risk factors described in the Fund’s disclosure documents, such as market conditions and natural disasters, can materially delay the Fund’s ability to deploy capital during the expected time frame and can materially delay a Project Sponsor’s ability to complete the Portfolio Company’s life cycle. The Fund will not have control over the Portfolio Company’s operations or decisions and will not be able to force a sale of the underlying real estate assets. If the Fund is unable to fully realize all of its investments during the anticipated Fund term, the Fund may be unable to sell the Portfolio Company or distribute its interest among the Investors. In that event, the Fund may be required to continue its term beyond the expected period. In addition, the Fund’s liquidation and winding-down period may extend for a substantial period of time due to other contingent liabilities associated with the Portfolio Companies. Accordingly, prospective investors must be prepared to continue to hold their Shares for an extended period even following the Fund’s sale of its assets.

The Fund may make investments which may not be realized prior to the date the Fund begins its liquidation and winding-down period. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund’s liquidation and winding-down period. There can be no assurance that the winding down of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Reserves. In managing the Fund, the Investment Manager will establish reserves for operating expenses, Fund liabilities, and other matters. Estimating the amount necessary for such reserves will be difficult. Inadequate or excessive reserves could have a material adverse effect upon the investment returns to the Investors of the Fund. For example, if reserves are inadequate, the Fund may be unable to take advantage of attractive follow-on or other investment opportunities or to protect its existing investments from dilutive or other punitive terms associated with a “pay-to-play” or similar investment round. If

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reserves are excessive, the Fund may not otherwise have adequate capital available to invest in attractive investment opportunities or may hold unnecessary amounts of capital in money market or similar low-yield accounts.

In-kind distributions. The Investment Manager expects in most instances to cause the Fund to make distributions to the Investors in cash, but retains the discretion to make distributions of securities in kind to the Investors to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Companies, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Risks Generally Associated with Investments in Securities and Private Investment Funds

Suitability. Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

Investors will lack control of the Fund and will have limited voting rights. The Fund will be managed by the Investment Manager. Investors will have no right or power to take part in the management of the Fund and will have no effective means of influencing day-to-day actions of or in the conduct of the affairs of the Fund. Except for the limited rights set forth in the Bylaws, investors holding Shares in the Fund have no governance, control or voting rights. Investors holding Shares in the Fund also have no right to remove the Investment Manager, except under limited circumstances.

There is no assurance that the Fund will be able to achieve its investment objectives, as a result of which you may lose some or all of your investment. All investing activities risk the loss of capital. While the Fund will attempt to moderate these risks, there can be no assurance that the Fund will be successful, or that investors will not suffer significant losses. No guarantee or representation is made that investment objectives of the Fund will be achieved. You should not subscribe unless you can readily bear the consequences of such loss.

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Failure to raise enough capital to execute the investment program. The Investment Manager will have discretion to determine the amount of Subscription Amounts accepted from Investors. Moreover, the Investment Manager may be more, or less, successful than anticipated in raising capital for the Fund. As a consequence, the total amount of Subscription Amounts made to the Fund may be more or less than any target amount specified by the Investment Manager in the Fund’s disclosure documents. Any such deviation may have a material impact upon the operations of the Fund. In particular, if the total Subscription Amounts to the Fund are less than targeted, the Fund’s investment program may be impaired. Nevertheless, prospective Investors may not rely upon any expectation that total Subscription Amounts to the Fund will match any specified target amount.

There are risks of Investors not receiving any distributable cash. There can be no assurance that the Fund will be a profitable operation, or that Portfolio Companies will be able to avoid losses, or that cash from the Fund’s investments will be sufficient to enable distributions to investors. The Fund will have no source of funds from which to pay distributions to investors other than income and disposition proceeds generated by its investments.

The Fund will face substantial competition for suitable investments. The Fund will be competing for investments with many other real estate investment vehicles, as well as individuals, operating companies, financial institutions (such as real estate investment trusts, mortgage banks, pension funds and real estate operating companies) and other institutional investors. Consequently, it is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that investments of the type in which the Fund may invest will continue to be available for the Fund’s investment activities or that available investments will meet the Fund’s investment criteria. Further, to the extent suitable investments are available, there can be no assurance that if such investments are made, the objectives of the Fund will be achieved.

The Fund’s investments will be subject to risks from general economic and market conditions. The real estate industry generally and the success of the Fund’s investment activities will both be affected by general economic and market conditions, as well as by changes in laws, and national and international political and socioeconomic circumstances. These factors may affect the level and volatility of asset values and the liquidity of the underlying real estate , which could impair the Fund’s profitability or result in losses. In addition, general fluctuations in interest rates may affect the value of the Fund’s investments. A sustained downturn in the United States or global economy (or any particular segment thereof) could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio to perform under or refinance their existing obligations and impair the ability of sponsors to effectively sell or refinance the underlying real estate on favorable terms.

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The Fund is subject to risks related to pandemic. Volatility in regional economies and global stock markets related to the coronavirus disease or another pandemic or public health crisis may have a material adverse effect on the value and liquidity of the Fund’s investments. The real estate industry generally, and commercial real estate in particular, may be affected by a pandemic, which may in turn adversely affect the success of the Fund’s investments. Contractual and statutory provisions may result in rent relief for tenants or trigger tenant termination rights, resulting in loss of income for commercial properties underlying Portfolio Companies. Commercial real estate service providers and real estate construction projects may experience a shortage of needed supplies or delivery delays in needed supplies, which could delay or impair the income-earning potential of such commercial properties. Demand for commercial real estate may decline substantially, and such effects may persist indefinitely. These factors, as well as currently unidentified pandemic-related impacts on the real estate market, may have a material adverse effect on the success of the Fund.

Risks Related to Conflicts of Interest

You should be aware that there may be occasions when the Fund and its affiliates will encounter potential conflicts of interest in connection with the Fund’s activities. The below discussion enumerates certain actual and potential conflicts of interest that should be carefully evaluated before making an investment in the Fund. By acquiring Shares, you will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived, to the fullest extent allowable by law, any claim with respect to the existence of any such conflict of interest.

Project Sponsors will provide compensation to CrowdStreet. CrowdStreet may be compensated by Project Sponsors for access to the Marketplace and the use of CrowdStreet’s technology and services. Indirectly, this compensation is used to fund employee compensation, including employees of CrowdStreet and its affiliates who perform services for the Investment Manager. Such compensation may create concern that the investment activities of these personnel could favor the interests of CrowdStreet at the expense of the Investors.

Transactions with and payment of fees to CrowdStreet Affiliates. CrowdStreet Affiliates charge Project Sponsors technology and services fees, and may charge Project Sponsors placement fees in the future (“Crowdstreet Fees”). While such services are provided at market rates negotiated with unaffiliated Project Sponsors, the use and selection of affiliated entities by the Investment Manager create conflicts of interest in that the Investment Manager may benefit from such arrangements and will be disincentivized from entering into agreements with unaffiliated entities. The Project Sponsors may capitalize or expense some or all of the CrowdStreet Fees, as well as fees charged by other service providers who are not affiliated with CrowdStreet, in the real estate project underlying the Portfolio Company. CrowdStreet Fees and other service provider fees increase a Portfolio Company’s expenses, which may reduce cash available for

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distributions to investors, including the Fund. The net impact of CrowdStreet Fees on the expenses of the Portfolio Company will vary based on numerous factors, as will the impact on the Fund’s performance, which the Fund estimates to range from 0.0% to 1.0% of Average Net Assets (annualized). In the unlikely event that a CrowdStreet Affiliate charges a Project Sponsor fees for services that overlap with services to be provided by the Investment Manager to the Fund in connection with the Investment Manager’s fees, the Investment Manager will reduce the amount of the Investor Servicing Fees charged to the Fund by an amount equal to the CrowdStreet Fees paid by the Project Sponsor for such overlapping services.

Fees paid by Project Sponsors to access the Marketplace may present conflicts of interest. The existence of the Fund and its ability to invest in Portfolio Companies on the Marketplace is one factor that may make the Marketplace more attractive to sponsors seeking means for raising capital. Because CrowdStreet receives compensation from sponsors (or investment vehicles) who publish their offerings on the Marketplace for the use of CrowdStreet’s technology and services, CrowdStreet will indirectly benefit from any increased interest in the Marketplace caused by the operation of the Fund.

Conflicts relating to the purchase and sale of investments; no obligation to offer any particular investment opportunity to the Fund. The Investment Manager and its affiliates sponsor and manage other funds and expect to form additional other funds in the future. Such other funds have and will have an investment strategy and objective that overlaps in whole or in part with that of the Fund. In addition, the Investment Manager may offer investment opportunities to persons other than the Fund or another fund. As a result, such other funds will, and such persons may, make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation, or no allocation at all, of any such investment.

Subject to investment allocation requirements applicable to other funds, investment opportunities will be allocated among the Fund and such other funds in a manner that the Investment Manager and the applicable investment adviser or general partner of such other funds believe, in their sole discretion, to be appropriate given the factors they believe to be relevant. As a result, the Investment Manager will have no obligation to offer any particular investment opportunity to the Fund, and the Investment Manager may offer investment opportunities in accordance with the foregoing to the exclusion of the Fund or cause the Fund to make an investment that others determine not to make. As a result, the Fund may receive a smaller allocation, or no allocation at all, of any such investment and the Fund may be left with less attractive investment opportunities as a result of this conflict.

The terms of the engagement by the Fund of the Investment Manager and its affiliates may not be negotiated at arm’s-length. The Investment Manager and its affiliates are entitled to significant compensation. None of this compensation was or will be determined by arms’-length negotiations. Additionally, certain (i) service providers (or

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their affiliates), including investment consultants, administrators, lenders, brokers, attorneys, other consultants, and investment banking firms to the Fund; (ii) Investors; (iii) tenants of a property owned or partially owned by individual the Fund investors, or to which such investors serve as a lender or otherwise hold an equity interest; (iv) joint venture partners; (v) investors or shareholders in CrowdStreet; and (vi) other parties (collectively, “Relationship Parties”), may have had, or currently or in the future have, relationships with, provide goods or services to, or otherwise transact with CrowdStreet, the Investment Manager, or the Fund, amongst themselves, or with other organizations with which CrowdStreet employees, consultants, or contractors have been, are, or will be affiliated. The Fund may, in its sole discretion of the Investment Manager, conduct business with such Relationship Parties, and without any notice or disclosure thereof to Investors. These arrangements may not be at arm’s-length and may create a potential conflict of interest for the Investment Manager or one or more Fund Managers in deciding whether to select a Relationship Party to transact with the Fund. The Fund may engage the same Relationship Parties that are now or that have previously transacted with CrowdStreet Affiliates. In some cases, Relationship Parties may provide discounts in connection with transactions for one or more CrowdStreet Affiliates. There can be no guarantee that the Fund or any of its investments will receive the most beneficial terms offered by any particular Relationship Party. More favorable terms offered by Relationship Parties for certain work may influence CrowdStreet or the Investment Manager in deciding whether to select such Relationship Party to transact with CrowdStreet Affiliates.

The Investment Manager may organize, manage or otherwise engage in other investment funds or ventures while managing the Fund. The Investment Manager or its affiliates may at any time hereafter organize, manage, serve as an Investment Manager of, or serve as the primary source of transactions for, investment portfolios or other funds, including the Fund, with different or the same investment objectives, asset classes and strategies (each, a “New Venture”). Neither the Investment Manager nor its affiliates will be restricted from participating in any New Venture, even though such activities may be in competition with the Fund or may involve substantial time and resources. The Investment Manager is not obligated to offer to the Fund or any Investor thereof an interest in any New Venture or the right to co-invest in any investment opportunity of any New Venture. Affiliates of the Investment Manager may have investments or business interests in New Ventures. The Investment Manager may provide advisory services to other clients. These relationships could be viewed as creating a conflict of interest in that the time and effort of the Investment Manager and their principals and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees and other business activities in which they engage.

Personnel working on behalf of the Investment Manager will devote such time as may be necessary to conduct the business affairs of the Investment Manager and the Fund in an appropriate manner. However, agreements between the Fund and investors do not impose

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any specific obligations or requirements concerning the specific amount of time or resources devoted to the affairs of the Fund. The Investment Manager (and CrowdStreet) personnel will work on behalf of multiple funds and may also perform services for CrowdStreet, the Marketplace, or other CrowdStreet affiliates and, therefore, conflicts may arise in the allocation of personnel and their time.

The Investment Company Act limits or prohibits the Fund from participating in certain transactions and co-investments with certain of its affiliates. The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Investment Manager or its affiliates. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness). If a person acquires more than 25% of the Fund’s voting securities, the Fund generally will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or Independent Directors or their affiliates. The SEC has interpreted the Investment Company Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

Employees, investment consultants, partners and affiliates, officers, and directors affiliated with CrowdStreet, the Investment Manager, and the Fund will be entitled to certain rights of exculpation and indemnification for liabilities incurred in connection with the affairs of the Fund. The Bylaws contain provisions that relieve the Investment Manager and Fund Managers of liability for certain acts or omissions. For example, the Investment Manager and Fund Managers generally will not be liable to the Investors or the Fund for acts or omissions that constitute ordinary negligence. Under certain circumstances, the Fund may even indemnify the Investment Manager and Fund Managers against liability to third parties resulting from such acts or omissions.

Furthermore, the Investment Manager is structured as a limited liability company, and the sole member of the Investment Manager generally will not be liable for the Investment Manager’s debts and obligations. In consequence, Investors may have little or no recourse to the assets of the member of the Investment Manager even if the Investment Manager breaches a duty to the Investors or to the Fund.

Notwithstanding any applicable provisions of the Bylaws, Investors may have, or be entitled to, rights, claims, causes of action or remedies that cannot be waived or forfeited under applicable law. In particular, Investors should consult with their own legal counsel before concluding that any particular claims against the Investment Manager or its beneficial owners have been waived or forfeited by virtue of the Bylaws or otherwise.

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Legal counsel to the Fund does not also represent the Investors. Documents relating to the Fund, including the Subscription Agreement to be completed by each investor as well as the Bylaws, will be detailed and often technical in nature. Stradley Ronon Stevens & Young, LLP (“Stradley”) represents the Fund and does not represent the interests of any investor. In its subscription agreement each investor will be required to waive any actual or potential conflicts of interest between such investor and Stradley. Accordingly, each investor is urged to consult with its own legal counsel before investing in the Fund or making any other decisions regarding Fund matters.

Risks Related to Third Parties

The success of the Fund is dependent on the performance of the Project Sponsors and other third parties over which the Fund has no control. The Fund expect that Project Sponsors will be responsible for various management functions that are essential to the success of the Portfolio Companies, including property marketing and leasing rates, payment of bills, maintenance of insurance, and property management generally. Poor management on the part of a Project Sponsor could adversely affect the financial performance of a particular Portfolio Company or expose it to unanticipated operating risks, which could reduce the underlying property’s cash flow and adversely affect the value of the Fund’s Portfolio Company.

In addition, the success of each Portfolio Company is dependent on the performance of third parties, such as developers, lenders, borrowers, etc. These third parties are solely responsible for operating their respective businesses, and their poor management or poor financial condition, or their engagement in illegal or otherwise ill-advised activities, could adversely affect the performance of a Portfolio Company or expose a Portfolio Company to unanticipated operating risks. If a third party’s ability to render services, make payments, or otherwise perform obligations in respect of a Portfolio Company is adversely affected, the expected payments or distributions on a Portfolio Company in that Portfolio Company may be reduced, if received at all.

Portfolio Companies may depend on third parties with limited to no operating history. The Project Sponsors and management teams of the various key actors on which Portfolio Companies rely, including any lenders and borrowers associated with the Portfolio Companies, may lack experience in the types of actions they engage in on behalf of the Portfolio Companies. For example, Project Sponsors may be required to obtain insurance on property tied to a Portfolio Company, but may be unable to do so at competitive rates for lack of knowledge and experience or due to providers charging higher rates to those with limited operating history. In these cases, operations of a Portfolio Company will be subject to all of the risks inherent in the establishment of a new business enterprise, including, but not limited to, hurdles or barriers to the implementation of business plans, successful completion of construction work, and other related real estate business activities.

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The Investment Manager relies on information provided by third parties. The Investment Manager relies on information provided to it by third parties, such as developers, lenders, borrowers, Project Sponsors, appraisers, title agencies, escrow companies, data providers, machine-learning systems, etc., in its underwriting and vetting of potential investments. That information may be incomplete, inaccurate or intentionally false. For example, Project Sponsors provide a variety of information to the Investment Manager regarding their management of Portfolio Companies. When the Investment Manager evaluates a potential Portfolio Company for investment, some of this information may be included in the listing for the applicable Portfolio Company. Information provided by third parties may be incomplete, inaccurate, intentionally false or may misrepresent the intentions of the third parties. The Investment Manager makes attempts to verify some of the information provided to it by third parties, but, as a practical matter, cannot verify all of it. Typically, when the Fund makes a Portfolio Company, the Fund’s primary assurances that the financing proceeds will be properly spent by the third party are the contractual covenants agreed to by that third party. Though the Investment Manager or its affiliates performs due diligence on developers, lenders, borrowers and other relevant actors that the Investment Manager works with, the Fund may lose all or a portion of its Portfolio Company if any of these people or any other third party supplies false, misleading or inaccurate information.

Investors do not have recourse against Project Sponsors, other managers or owners of Portfolio Companies, or third-party service providers of Portfolio Companies. By investing in the Fund, an Investor will not have privity of contract or any other legal relationship with any manager, owner, Project Sponsor or other third party involved with the Portfolio Companies in which the Fund invests, or any direct interest in the Fund’s Portfolio Companies. These restrictions limit the ability of an Investor to take action in the event of default or other issue related to the Fund’s investments, and require an Investor to rely solely on the Investment Manager’s efforts for such purposes.

Portfolio Companies may rely on third-party property managers and leasing agents for effective operations. The Fund expect that, in some instances, lenders, borrowers and other sponsors of Portfolio Companies will rely on third party property managers and leasing agents. The third party property managers will have significant decision-making authority with respect to the management of the Portfolio Companies. The Investment Manager’s ability to direct and control how a Portfolio Company is managed may be limited. The Investment Manager will not supervise any of the property managers or leasing agents or any of their respective personnel on a day-to-day basis. Thus, the success of a Portfolio Company may depend in part on the ability of third party property managers to manage the day-to-day operations, and on the ability of leasing agents to lease vacancies, of the Portfolio Company. Any adversity experienced by the property managers or leasing agents could adversely impact the payments or other returns to the Fund on Portfolio Companies, and subsequently affect the Investment Manager’s ability to make payments or distributions to investors in the Fund.

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Investments with third parties in Portfolio Companies have risks. The Fund will hold non-controlling interests in Portfolio Companies or, similarly, may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring non-controlling interests in certain Portfolio Companies. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take action contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for the actions of its third-party partners or co-venturers. The Fund’s ability to seek redress against a partner or manager which acts in a manner contrary to the interests of the Fund may also be limited. Investments made with third parties in joint ventures or other entities may involve carried interest and other fees payable to such third-party partners or co-venturers. Any such arrangements will result in lower returns to the Fund than if such arrangements had not existed. In addition, if the Fund and a third party or co-venturer cannot agree on decisions affecting the joint venture, it may adversely impact the investment results of the Fund. In such event, the Fund could have a diminished capacity to obtain investment opportunities, to capitalize upon relationships with co-venturers and to structure and execute its potential investments and dispositions.

The Fund’s investments will generally include equity interests in entities in which other investors also hold equity interests. The Fund will hold non-controlling interests in such entities. For example, a third party may hold the general partner (or equivalent) interest in, and therefore control, a Portfolio Company. In addition, a third party may be awarded consent rights regarding the management or sale of a Portfolio Company’s assets, including where the Fund owns a substantial interest in the Portfolio Company. Therefore, the Investment Manager generally will not have the ability to direct the management of, or decisions regarding the sale of, such a Portfolio Company. As a result of the foregoing, the Fund may have a limited ability to protect its position in a particular investment and may not be able to dispose of an investment at a time when it otherwise would have. Even absent a contractual restriction on the Fund’s ability to manage or sell a Portfolio Company on behalf of the Fund, a third party who has co-invested in a Portfolio Company alongside the Fund may determine not to sell its portion of such Portfolio Company at the same time as the Fund. This could hinder the Fund’s ability to find a buyer for such Portfolio Company or liquidate its Portfolio Company. Even if the Fund is able to find a buyer, the Fund may receive a lower price, or less favorable terms, than otherwise would have been the case.

Investing alongside another fund or other third parties will involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Fund, may cause reputational risk or harm to the Fund, or may be in a

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position to take (or block) action in a manner contrary to the Fund’s investment objectives, or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Furthermore, if a co-venturer defaults on its funding obligations, the Fund may be required to make up the shortfall. The occurrence of any of the foregoing may have a material adverse effect on the Fund and its investments.

Risks Related to Compliance, Regulation, and Certain Tax Matters

CrowdStreet and the Fund’s business is subject to extensive government regulation, supervision, examination and enforcement, which could adversely affect CrowdStreet or the Fund’s business, results of operations and financial condition. The businesses of CrowdStreet, the Investment Manager, and the Fund may be subject to federal, state and local laws. Federal, state or local laws applicable to real estate investing may change from time to time in ways that cannot be foreseen, and laws that do not affect CrowdStreet, the Investment Manager, or the Fund today may affect them in the future. In addition, some of these laws are extremely rigorous. Violations or alleged violations of such laws could result in statutory, punitive, consequential, and actual damages and/or administrative enforcement.

CrowdStreet, the Investment Manager, and the Fund also may be subject to potential enforcement, supervisions and other actions that may be brought by state attorneys general or other state and federal enforcement authorities and other governmental agencies. Any such actions could subject CrowdStreet, the Investment Manager, or the Fund to civil money penalties, customer remediation and increased compliance costs, as well as damage CrowdStreet’s, the Investment Manager’s, or the Fund’s reputation and brand and could limit or prohibit CrowdStreet’s, the Investment Manager’s, or the Fund’s ability to offer certain products and services or engage in certain business practices.

The Fund is subject to the risks relating to compliance with applicable law. Although the Fund will seek to comply with all federal, state and local lending regulations, there is no assurance that the Fund will always be compliant or that there will not be allegations of non-compliance even if the Fund was or is fully compliant. Any violation of applicable law could result in, among other things, damages, fines, penalties, litigation costs, investigation costs and even restrictions on the ability of the Fund to conduct its business.

The Fund may be adversely affected if it does not perfect an exemption from registration under federal and state securities laws. This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(a) (2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to “rules and regulations issued by the SEC under Section 4(a)(2) of the Securities Act.” Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(a)(2) alone. Because of the lack of uniformity among the state’s securities laws and their

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general complicated nature, the Fund has chosen not to incur the expense and burden of reviewing exemptions under each state’s laws, but rather rely on the uniform exemption provided by Regulation D.

While the Fund believes reliance on such exemption is justified, no assurance can be given that the offering currently qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Fund fails to qualify for such exemptions under U.S. federal or one or more states’ securities laws then the rescission of sales of Shares at prices higher than the current value of those Shares, thus resulting in a potentially material and adverse effect on the Fund’s performance and business, may occur. Further, even non-meritorious claims that offers and sales of Shares were not made in compliance with applicable securities laws could materially and adversely affect the Fund’s ability to conduct its business.

The Investment Manager is subject to regulation as an investment adviser under the Investment Advisers Act. The Investment Manager is currently registered as an investment adviser under the Investment Advisers Act and comparable state law. As a result, you will have the protection of the Investment Advisers Act or comparable state law based on your investments in the Fund. However, if the Investment Manager falls out of compliance with the Investment Advisers Act, it could materially and/or adversely affect CrowdStreet and its business, including the operations of the Fund.

Changes in regulation of financial institutions may affect our business. Legislative and regulatory initiatives may impose restrictions and requirements on financial institutions that could have an adverse effect on the Fund’s investment objective. There has been, and may continue to be, a related increase in regulatory investigations of the trading and other investment activities of alternative investment funds. Those investigations may impose additional expenses on CrowdStreet Affiliates, may require the attention of senior Fund Managers, and may result in fines if a CrowdStreet Affiliate is deemed to have violated any regulations.

Changes in regulation of internet commerce may affect the Fund. As online commerce develops, federal and state governments may adopt new laws to regulate it, which may negatively affect the business of one or more CrowdStreet Affiliates. The cost to comply with such laws or regulations could be significant and would increase the operating expenses of one or more CrowdStreet Affiliates, and the Investment Manager may be required to pass along those costs to you and other investors in the Fund in the form of increased fees. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of commercial financing, which would adversely affect the viability of the Marketplace.

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Cost of complying with regulations may affect the Fund’s ability to make payments or distributions to Investors. All Portfolio Companies and the operations conducted in connection with those investments are subject to federal, state and local laws and regulations, as well oversight from independent agencies. There are various local, state and federal fire, health, life-safety, building code, zoning, environmental, and similar regulations with which lenders and borrowers may be required to comply and which may subject lenders and borrowers to liability in the form of fines or damages for noncompliance.

For example, the presence of hazardous substances on the property, or the lack of wheelchair access, can violate various laws, rules, and regulations. Violations may exist at the time the loan is funded or may arise post-funding. Certain laws, rules, and regulations may impose joint and several liability on customers, lenders, owners or operators for fines and/or the costs to investigate and remediate, regardless of fault or whether the acts causing the violations were legal.

In connection with the acquisition of Portfolio Companies, Project Sponsors may be exposed to such costs in connection with such regulations. The cost of defending against claims, of any damages or fines lenders and borrowers must pay, of compliance with regulatory requirements or of remediating any related issues could materially and adversely affect returns provided to the Fund on Portfolio Companies, which could, in turn, negatively affect the ability of the Investment Manager to make payments and distributions to investors in the Fund.

Laws intended to prohibit money laundering may require CrowdStreet or the Fund to disclose investor information to regulatory authorities. The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) requires that financial institutions establish and maintain compliance programs to guard against money laundering activities and requires the Secretary of the Treasury to prescribe regulations in connection with antimony laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject certain pooled investment vehicles to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require CrowdStreet or its service providers to share information with governmental authorities with respect to prospective investors in connection with the establishment of anti- money laundering procedures. Such legislation and/or regulations could require CrowdStreet to implement restrictions on the transfer of the Shares. CrowdStreet reserves the right to request such information as is necessary to verify the identity of prospective investors and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the Commission. In the event of delay or failure by a prospective investor to produce any information required for verification purposes, an application for or transfer of the Shares may be refused.

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Investors using self-directed IRA accounts face additional risks. An investor who uses a self-directed IRA to make illiquid investments, such as an investment in the Fund, faces significant additional risks, including but not limited to liquidity risk, the risk of loss of all capital, and the risk that the investor’s advisor and/or custodian does not adequately account for suitability or tax consequences of an investment in the Fund with respect to an IRA.

Even if the Fund maintains its REIT status, the Fund may owe other taxes that will reduce the Fund’s cash flows. Even if the Fund continues to qualify for taxation as a REIT, the Fund may be subject to certain U.S. federal, state and local income, property, and excise taxes on the Fund’s income and assets, and, in certain cases, a 100% “prohibited transaction” tax on any gain from a sale of property that is characterized as held for sale, rather than investment, for U.S. federal income tax purposes, unless the Fund complies with a statutory safe harbor or earn the gain through a taxable REIT subsidiary (a “TRS”). Further, any TRS that the Fund establishes will be subject to regular corporate U.S. federal, state and local taxes in the jurisdictions they operate. Any of these taxes would decrease cash available for distribution to Investors.

REIT distribution requirements could adversely affect the Fund’s liquidity and may force the Fund to borrow funds during unfavorable market conditions. In order to maintain the Fund’s REIT status and to meet the REIT distribution requirements for tax purposes, the Fund may need to borrow funds on a short-term basis or sell assets, even if the then-prevailing market conditions are not favorable for these borrowings or sales. In addition, the Fund may need to reserve cash (including proceeds from this offering) to satisfy the Fund’s REIT distribution requirements for tax purposes, even though there are attractive investment opportunities that may be available. To maintain its REIT status, the Fund generally must distribute to Fund’s Investors at least 90% of the Fund’s net taxable income each year, excluding capital gains. In addition, the Fund will be subject to corporate income tax to the extent the Fund distributes less than 100% of its taxable income including any net capital gain. The Fund’s cash flows from operations may be insufficient to fund required distributions, for example as a result of differences in timing between the actual receipt of income and the recognition of income for U.S. federal income tax purposes, the effect of non-deductible capital expenditures, limitations on interest expense and net operating loss deductibility, the creation of reserves or required debt service or amortization payments. The insufficiency of Fund’s cash flows to cover the Fund’s distribution requirements could have an adverse impact on the Fund’s ability to raise short- and long-term debt or sell equity securities in order to fund distributions required to maintain the Fund’s REIT status. To address and/or mitigate some of these issues, the Fund may make taxable distributions that are in part paid in cash and in part paid in the Fund’s Shares. In such cases Investors may have tax liabilities from such distributions in excess of the cash they receive. The treatment of such taxable share

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distributions is not clear, and it is possible the taxable share distribution will not count towards Fund’s distribution requirement, in which case adverse consequences could apply.

If the Fund fails to invest a sufficient amount of the net proceeds from selling the Fund’s Shares in real estate assets within one year from the receipt of the proceeds, the Fund could fail to maintain its REIT status. Temporary investment of the net proceeds from sales of the Fund’s Shares in short-term securities and income from such investment generally will allow the Fund to satisfy various REIT income and asset requirements for tax purposes, but only during the one-year period beginning on the date the Fund receives the net proceeds. If the Fund is unable to invest a sufficient amount of the net proceeds from sales of the Fund’s Shares in qualifying real estate assets within such one-year period, the Fund could fail to satisfy one or more of the gross income or asset tests and/or the Fund could be limited to investing all or a portion of any remaining funds in cash or cash equivalents. If the Fund fails to satisfy any such income or asset test, unless the Fund is entitled to relief under certain provisions of the Code, the Fund could fail to maintain its REIT status.

If the Fund forms a TRS, the Fund’s overall tax liability could increase. Any TRS the Fund forms will be subject to U.S. federal, state and local income tax on its taxable income. Accordingly, although the Fund’s ownership of any TRSs may allow the Fund to participate in the operating income from certain activities that the Fund could not participate in without violating the REIT income tests requirements of the Code for tax purposes or incurring the 100% tax on gains from prohibited transactions, the TRS through which the Fund earns such operating income or gain will be fully subject to corporate income tax. The after-tax net income of any TRS would be available for distribution to the Fund, however, any dividends received by the Fund from its domestic TRSs will only be qualifying income for the 95% REIT income test, not the 75% REIT income test, for tax purposes. For additional information, please see the section titled Certain U.S. Federal Income Tax Considerations – Gross Income Tests.

Although the Fund’s use of TRSs may partially mitigate the impact of meeting certain requirements necessary to maintain the Fund’s qualification for taxation as a REIT, there are limits on the Fund’s ability to own and engage in transactions with TRSs, and a failure to comply with the limits would jeopardize the Fund’s REIT qualification and may result in the application of a 100% excise tax. A REIT may own up to 100% of the stock or securities of one or more TRSs. A TRS may hold assets and earn income that would not be qualifying assets or income if held or earned directly by a fund that qualifies for taxation as a REIT. A TRS also may sell assets without incurring the 100% tax on prohibited transactions. Both the subsidiary and the fund that qualifies for taxation as a REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% of the value of assets of a fund that qualifies for taxation as a REIT may consist of stock or securities of one or more

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TRSs. The rules impose a 100% excise tax on certain transactions between a TRS and its parent fund that qualifies for taxation as a REIT that are not conducted on an arm’s-length basis. The Fund may jointly elect with one or more subsidiaries for those subsidiaries to be treated as TRSs for U.S. federal income tax purposes. These TRSs will pay U.S. federal, state and local income tax on their taxable income, and their after-tax net income will be available for distribution to the Fund but is not required to be distributed to the Fund. The Fund will monitor the value of its respective investments in any TRSs the Fund may form for the purpose of ensuring compliance with TRS ownership limitations and intend to structure the Fund’s transactions with any such TRSs on terms that the Fund believes are arm’s-length to avoid incurring the 100% excise tax described above. There can be no assurance, however, that the Fund will be able to comply with the 20% TRS limitation or to avoid application of the 100% excise tax.

Dividends payable by funds that qualify for taxation as REITs generally do not qualify for reduced tax rates under current law. The current maximum U.S. federal income tax rate for certain qualified dividends payable to U.S. Investors that are individuals, trusts and estates generally is 20%. Dividends payable by funds that qualify for taxation as REITs, however, are generally not eligible for the reduced rates and therefore may be subject to a current 37% maximum U.S. federal income tax rate on ordinary income when paid to such Investors. The more favorable rates applicable to regular corporate dividends under current law could cause investors who are individuals, trusts and estates or are otherwise sensitive to these lower rates to perceive investments in funds that qualify for taxation as REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the stock of funds that qualify for taxation as REITs, including the Fund’s Shares. However, for taxable years beginning before January 1, 2026, non-corporate taxpayers may deduct up to 20% of “qualified REIT dividends” but not for purposes of the 3.8% Medicare Tax – please see the section titled Certain U.S. Federal Income Tax Considerations – Gross Income Tests. Qualified REIT dividends eligible for this deduction generally will include the Fund’s dividends received by a non-corporate U.S. Investor that the Fund does not designate as capital gain dividends and that are not qualified dividend income.

Distributions to tax exempt investors may be classified as unrelated business taxable income. Neither ordinary nor capital gain distributions with respect to our common stock, nor gain from the sale of common stock, should generally constitute unrelated business taxable income, or UBTI, to a tax-exempt investor. However, there are certain exceptions to this rule. In particular:

●

part of the income and gain recognized by certain qualified employee pension trusts with respect to the Shares may be treated as UBTI if the Fund’s Shares are predominately held by qualified employee pension trusts, and the Fund is required to rely on a special look-through rule for purposes of meeting one of the REIT share ownership tests, and the Fund is not operated in a manner to avoid treatment of such income or gain as UBTI;

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●	part of the income and gain recognized by a tax exempt Investor with respect to the Shares would constitute UBTI if the Investor incurs debt in order to acquire the common stock; and

●

part or all of the income or gain recognized with respect to the Shares by social clubs, voluntary employee benefit associations and supplemental unemployment benefit trusts which are exempt from U.S. federal income taxation under Sections 501(c)(7), (9), or (17) of the Code may be treated as UBTI.

Complying with REIT requirements for tax purposes may cause the Fund to forego otherwise attractive opportunities or to liquidate otherwise attractive investments. To qualify for taxation as a REIT, the Fund must continually satisfy tests concerning, among other things, the sources of the Fund’s income, the nature and diversification of Fund’s assets, the amounts the Fund distributes to its Investors and the ownership of the Fund’s Shares. The Fund may be required to make distributions to its Investors at disadvantageous times or when the Fund does not have funds readily available for distribution. Thus, compliance with the REIT requirements for tax purposes may, for instance, hinder the Fund’s ability to make certain otherwise attractive investments or undertake other activities that might otherwise be beneficial to the Fund and its Investors, or may require the Fund to borrow or liquidate investments in unfavorable market conditions and, therefore, may hinder Fund’s investment performance.

Investors may be restricted from acquiring or transferring certain amounts of the Fund’s Shares. In order to maintain Fund’s REIT status, among other requirements, no more than 50% in value of the Fund’s outstanding Shares may be owned, directly or indirectly, by five or fewer individuals, as defined in the Code to include certain kinds of entities, during the last half of any taxable year, other than the first year for which a REIT election for tax purposes is made. To assist the Fund in qualifying for taxation as a REIT, the Fund’s Bylaws contains an aggregate Shares ownership limit. Generally, any of the Fund’s Shares owned by affiliated owners will be added together for purposes of the aggregate Share ownership limit.

If anyone attempts to transfer or own Shares in a way that would violate the aggregate Share ownership limit (or would prevent the Fund from continuing to qualify for taxation as a REIT), unless such ownership limits have been waived by the Investment Manager, those Shares instead will be deemed transferred to a trust for the benefit of a charitable beneficiary and will be either redeemed by the Fund or sold to a person whose ownership of the Shares will not violate the aggregate Share ownership limit and will not prevent the Fund from qualifying for taxation as a REIT. If this transfer to a trust fails to prevent such a violation or the Fund’s disqualification as a REIT for tax purposes, then the initial intended transfer or ownership will be null and void from the outset. Anyone who acquires or owns Shares in violation of the aggregate Share ownership limit, unless such ownership limit or limits have been waived by the Investment Manager, or the other restrictions on

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transfer or ownership in the Bylaws, bears the risk of a financial loss when the Shares are redeemed or sold, if the NAV of the Shares falls between the date of purchase and the date of repurchase.

Investment in “kickers”. The Fund intends to make certain other investments through pass-through subsidiaries (with rights to receive preferred economic returns) and may invest in “kickers” with respect to certain investments that the Fund determines to hold outside of a TRS. The character of such investments for REIT tax purposes may depend on the assets and operations of the issuer, which the Fund generally will not control. Thus, no assurance can be given that any such issuer will not operate in a manner that causes the Fund to fail an income or asset test requirement. In addition, the proper treatment of certain investments, including investments through pass-through subsidiaries (with rights to receive preferred economic returns) and “kickers,” for U.S. federal income tax purposes is unclear. If the IRS were to successfully challenge the Fund’s characterization of an investment, it could adversely affect the Fund’s REIT status.

Revocation of the Fund’s qualification for taxation as a REIT may cause adverse consequences to Investors. The Board may revoke or otherwise terminate the Fund’s REIT status election, without the approval of Investors, if it determines that it is no longer in the Fund’s best interest to qualify for taxation as a REIT. If the Fund ceases to maintain its REIT status, the Fund will not be allowed a deduction for dividends paid to Investors in computing the Fund’s taxable income and will be subject to U.S. federal income tax at regular corporate rates, as well as state and local taxes, which may have adverse consequences on the Fund’s total return to Investors.

Legislative or regulatory action related to federal income tax laws could adversely affect Fund’s Investors and/or the Fund’s business. The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, which may result in statutory changes as well as revisions to regulations and interpretations. In addition, in recent years, numerous legislative, judicial and administrative changes have been made to the federal income tax laws applicable to investments in funds that qualify for taxation as REITs and similar entities. Additional changes to tax laws and regulations are likely to continue to occur in the future, and the Fund cannot assure Investors that any such changes will not adversely affect the taxation of an Investor or will not have an adverse effect on an investment in the Fund’s Shares. Investors are urged to consult with their own tax advisors with respect to the potential effect that the TCJA or other legislative, regulatory or administrative developments and proposals could have on their investment in the Fund’s Shares.

The Investment Manager and its affiliates have limited experience managing a portfolio of assets owned by a fund that qualifies for taxation as REIT. Funds are subject to numerous complex requirements in order to maintain their REIT status, including

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

income and asset composition tests. The Investment Manager and its affiliates have limited experience managing a portfolio in the manner intended to comply with such requirements. To the extent the Investment Manager and its affiliates manage the Fund in a manner that causes the Fund to fail to qualify for taxation as a REIT, it could adversely affect the value of the Fund’s Shares.

You are strongly advised to consult your own tax advisor regarding the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership, and disposition of shares in the Fund (including any possible differing treatment of such shares). For a discussion of the U.S. federal income tax consequences of an investment in the Fund, see the section titled Certain U.S. Federal Income Tax Considerations.

Certain Unforeseen Risks

THE DISCUSSION OF RISKS IS A SUMMARY OF CERTAIN SIGNIFICANT RISKS RELATING TO AN INVESTMENT IN THE SHARES. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY RISKS RELATED TO AN INVESTMENT IN THE FUND.

2. Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling (971) 803-3110, (2) on the Fund’s website at www.funds@crowdstreet.com and (3) on the SEC’s website at http://www.sec.gov.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies (if any) during the most recent twelve month period ended June 30, is available (1) without charge, upon request, by calling (971) 803-3110, (2) on the Fund’s website at www.funds@crowdstreet.com and (3) on the SEC’s website at http://www.sec.gov. During the period ended December 31, 2023, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.

4. Compensation of Directors

Each Director who is not an “interested person” of the Fund (i.e., an “Independent Director”) receives an annual retainer of $25,000 plus reimbursement of related expenses in connection with his or her service on the Board of the Fund, as such amount may be updated by the Board. The Fund’s Statement of Additional Information includes additional

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

information about the Directors and is available (1) without charge, upon request, by calling (971) 803-3110, (2) on the Fund’s website at www.funds@crowdstreet.com and (3) on the SEC’s website at http://www.sec.gov.

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

5. Information About the Directors and Executive Officers

Information regarding the directors and executive officers of the Fund, including their positions with the Fund and principal occupations for the past five years, as well as the directors’ other board memberships for the past five years, is set forth in the following table. As referenced below, “Fund Complex” means two or more registered investment companies that (1) hold themselves out to investors as related companies or (2) have a common investment advisor or have an investment adviser that is an affiliated person of the investment adviser of any other registered investment companies. Unless otherwise indicated, the address of all persons is c/o CrowdStreet Advisors, LLC, 98 San Jacinto Blvd., 4th Floor, Austin, TX. 78701.

INDEPENDENT DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Kevin K. Albert (1952)	March 2022 to Present	Advisory Board Member at Nettwerk Music Group (2021 – present), Board of Directors, Slang Worldwide, Inc. (2021 – present) Advisory Board Member at Harborside Inc. (2020 – Present), Managing Director at Pantheon Ventures (2010 – 2019)	1	2
Nancy Grady (1962)	January 2022 to Present	Advisory Board ETC ACtion (2021 – present) NEGrady Consulting Services, LLC (2018 – present)	1	None

CROWDSTREET REIT I, INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

INTERESTED DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Sheldon Chang (1965) Chair of the Board	January 2022 to Present	President, CrowdStreet Advisors (2021 – present) Senior Vice President, CrowdStreet Inc. (2021 – present) Head of Product & Distribution Strategy, Artivest Inc. (2017 – 2020)	29	None
Thomas McDonald (1982) Treasurer	January 2022 to Present	Vice President, Investment Management, CrowdStreet, Inc. (2018 – present)	29	None
Kristen Howell (1972) Secretary	January 2022 to Present	General Counsel & Chief Compliance Officer, CrowdStreet, Inc. (2021 – present); President CrowdStreet Capital, LLC (2022 – present) Chief Compliance Officer, CrowdStreet Advisors (2021 – November 2022); Partner, Chair Investment Funds Practice, Fox Rothschild, LLP (2016 – 2021)	29	None

OFFICER(S) WHO ARE NOT DIRECTORS
Name, Birth Year, and Positions(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
Stephanie Roth (1988) Chief Compliance Officer	June 2023 to Present	Chief Compliance Officer, CrowdStreet Advisors, LLC (June 2023 – present); Chief Compliance Officer, CrowdStreet Capital, LLC (August 2022 – present); Director, Compliance, CrowdStreet Inc. (August 2021 – August 2022); Director, Compliance, Edelman Financial Engines (August 2014 – August 2021)	29	None

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(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics will be provided at no charge by sending a request to funds@crowdstreet.com. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has not designated an audit committee financial expert, although at least one independent committee member likely would qualify as an expert. The audit committee determined that it has sufficient financial expertise to adequately perform its duties under the audit committee’s designation of duties in the Company’s bylaws.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: Audit fees billed to the Registrant were $100,104 and $87,380 for the years ended December 31, 2023 and December 31, 2022, respectively.

(b) Audit-Related Fees: No audit-related fees were billed to the Registrant for the years ended December 31, 2023 and December 31, 2022.

(c) Tax Fees: No tax fees were billed to the Registrant for the years ended December 31, 2023 and December 31, 2022 for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: No aggregate fees were billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item for the years ended December 31, 2023 and December 31, 2022.

(e)(1) The Audit Committee specifically approves the Registrant’s engagement of an auditor to perform audit, audit-related, tax and other services for the Registrant pursuant to Rule 2-01 of Regulation S-X.

(e)(2) Not applicable.

(f) Not applicable.

(g) Non-Audit Fees: No non-audit fees were billed by the Accountant for services rendered to the Registrant’s investment adviser for the years ended December 31, 2023 and December 31, 2022.

(h) Not applicable, all non-audit services that were rendered to the Registrant’s investment adviser were pre-approved as required.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule filed with Item 1.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In general, the Portfolio Companies do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from one or more Portfolio Companies seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Investment Manager to vote the proxies in accordance with the Investment Manager’s proxy voting guidelines and procedures. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Investment Manager generally will vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Investment Manager generally will vote in favor of management or investor proposals that the Investment Manager believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Investment Manager generally will vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Investment Manager will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Manager, the Investment Manager will make written disclosure of the conflict to the Independent Directors indicating how the Investment Manager proposes to vote on the matter and its reasons for doing so.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of this filing, Jack Chandler, Sheldon Chang, Charles George, and Thomas McDonald are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Jack Chandler

Jack Chandler is CEO, serves on CrowdStreet’s Board of Advisors and is a voting member of the CrowdStreet Fund Investment Committee. He is the Founder of Majesteka Investments Holdings, a private firm providing integrated strategic leadership and capital for emerging disruptive companies at the intersection of real estate, asset management, and technology. Since its founding in 2017, Majesteka has made investments and is serving in either a Board capacity or as Senior Advisor to a half dozen technology-enabled real estate firms in the direct lending, crowdfunding, software, data and communications, and single-family rental sectors.

Before forming Majesteka, Jack was Chairman of BlackRock’s Global Real Estate business with a focus on the strategic development of the platform and investment and client activities. He served as a member of the BlackRock Real Estate Global Executive Committee, the BlackRock Alternative Investment Executive Committee, and the BlackRock Alternative Investment Committee. He joined BlackRock in 2011 as a Managing Director and Global Head of Real Estate with responsibilities for the business and investment performance of the platform and for developing and executing a strategic plan that resulted in doubling the platform AUM during his tenure.

Prior to joining BlackRock in 2011, Jack held various positions with LaSalle Investment Management during his 25-year tenure, most recently as the Global Chief Investment Officer and Executive Chairman for Asia Pacific, where he oversaw the firm's principal investment activities, risk management process, investment strategy, and investor relations. In addition, he oversaw LaSalle’s capital raising team which created and raised capital for new products and vehicles to expand LaSalle's investors’ access to attractive investment opportunities around the globe.

From 2000 until 2010, Jack was based in Singapore as the Chief Executive Officer for LaSalle Investment Management - Asia Pacific, the platform he founded on behalf of the firm. During his tenure, he built the business into a US$7.4 billion AUM enterprise with six private equity commingled funds and more than 200 employees based in six offices across the region. Prior to relocating to Asia in 2000, he was Managing Director for the firm’s direct investment activities in the U.S.

Jack is former Chairman of the ULI Americas Executive Committee, Treasurer, and ULI’s Global Board of Trustees and a founding member of ULI Technology Council.

Sheldon Chang

Sheldon is a financial services executive with over 30 years of experience in leading alternative investment product and distribution businesses and investment banking. Sheldon joined CrowdStreet in 2021 and is the President of CrowdStreet Advisors, is a member of CrowdStreet’s Executive Management Team and leads CrowdStreet’s Investment Management division, the firm’s real estate investment management and advisory services, including investment funds, private managed accounts and wealth management. Sheldon also serves as a voting member and Chair of the CrowdStreet Funds Investment Committee.

Prior to joining CrowdStreet, Sheldon led over $50bn in institutional and retail offerings and product development, including corporate debt and equity and private alternative investment funds for high-net-worth investors. He was the Head of Product & Distribution Strategy at Artivest, an alternative investments fintech platform and, before that, he established the Private Wealth unit as a Partner at Pantheon Ventures, a private equity and real assets investment manager with over $50bn in AUM. Sheldon built and led the private equity, infrastructure, real assets and debt products platform at Bank of America Merrill Lynch Wealth Management, managing over 70 private alternative investment funds and $12bn in client assets. Prior to that, he was an investment banker at Merrill Lynch, UBS and Goldman Sachs serving corporate and government clients in North America, Asia and Latin America. Sheldon received his MBA from Northwestern University’s Kellogg School of Management and a BS in Economics from Cornell University.

Charles (Chip) George

Chip has over 30 years of experience in real estate private equity management with exposure to core, value-add, opportunistic and development investments across the country. He joined CrowdStreet in 2021 as a Portfolio Manager and is responsible for monitoring and facilitating peak investment performance and improving the quality of the CrowdStreet sponsor and investor experience. Chip also serves as a voting member of the CrowdStreet Funds Investment Committee.

Prior to joining CrowdStreet, Chip was a director and senior portfolio manager for Harrison Street Real Estate Capital and RREEF America (DWS Investments), managing their respective flagship funds, each of which had asset values of over $10bn. In this role, he was responsible for evaluating investment opportunities to ensure compliance with the fund investment strategy. Chip was also responsible for overseeing and managing the operations of hundreds of real estate investments nationally in all major product types as well as niche products such as student housing, senior housing, medical office, storage and life science.

Prior to his portfolio manager roles, Chip was an asset manager with responsibility for investment performance with Harbor Group, Banyan Management and Amli Realty. Chip is a graduate of Miami University, Oxford, OH with a Bachelor of Science degree in Accounting and is a Certified Public Accountant.

Thomas McDonald

Thomas McDonald is a real estate professional with over 15 years of experience in real estate and investments. Thomas leads, manages and coordinates all aspects of new investment product and service development, launch, and ongoing portfolio management for CrowdStreet’s Investment Management division. Thomas serves as a voting member of the CrowdStreet Funds Investment Committee. He joined CrowdStreet in 2018, contributing to the growth of CrowdStreet’s managed fund solutions. As of January 2024, Thomas was responsible for the development of 30 managed funds that have raised $379mm, investing across 192 commercial real estate projects with a total capitalization over $1.7 billion. Thomas started his career at Trefethen and Company, an independent financial and strategic advisory firm, where he supported the firm’s investment management and M&A service activities. Prior to CrowdStreet, Thomas consulted in the real estate industry, advising real estate operators in various capacities, including capital raising and strategy. Thomas earned a Master of Science in Finance with Honors from Georgetown University and a Bachelor of Science in Finance from Portland State University.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Jack Chandler	0	$0	29	$300,287,367	None	N/A
Sheldon Chang	0	$0	29	$300,287,367	None	N/A
Charles George	0	$0	29	$300,287,367	None	N/A
Thomas McDonald	0	$0	29	$300,287,367	None	N/A

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”). Portfolio managers who manage Client Accounts in addition to a Registrant may be presented with the potential conflicts. For example, the Investment Manager may, directly or indirectly, receive fees from a Client Account that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the Fund over the Client Accounts. The Investment Manager has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Investment Manager, from the Investment Manager’s parent company and not by the Fund. The portfolio managers’ compensation consists of a fixed annual salary, bonus and stock based compensation (or fixed monthly fee).

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of December 31, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jack Chandler	None
Sheldon Chang	$110,000 – $110,000
Charles George	$25,000 - $25,000
Thomas McDonald	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

As of the date of this filing, there have been no material changes in the procedures by which shareholders may recommend nominees to the Board of Directors.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) Not applicable.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Not applicable

(a)(4) Not applicable

(b) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CrowdStreet REIT I, Inc.

By:	/s/ Sheldon Chang
Sheldon Chang, President

Date:	03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheldon Chang
Sheldon Chang, President

Date:	03/08/2024

By:	/s/ Thomas McDonald
Thomas McDonald, Treasurer

Date:	03/08/2024